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                                                                  EXHIBIT 10.25

                  COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT

                  THIS COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT, dated as of March 31, 2000, is entered into by and among PHILIP SERVICES CORPORATION, a Delaware corporation ("Parent") and each of Parent's Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a "Debtor" and individually and collectively, jointly and severally, "Debtors"), FOOTHILL CAPITAL CORPORATION, a California corporation (in its individual capacity "FOOTHILL"), the Revolver Agent on behalf of the Tranche A Claimants, the Revolver Agent on behalf of the Tranche B Claimants, the Secured PIK/Term Agent on behalf of the Secured PIK Claimants, and the Secured PIK/Term Agent on behalf of the Secured Term Claimants, FOOTHILL, not in its individual capacity, but solely as collateral agent for the Tranche A Lenders (the "Tranche A Collateral Agent"); FOOTHILL, not in its individual capacity, but solely as collateral agent for the Tranche B Lenders (the "Tranche B Collateral Agent"); FOOTHILL, not in its individual capacity, but solely as collateral agent for the Secured Term Lenders (the "Term Lender Collateral Agent)"; and FOOTHILL, not in its individual capacity, but solely as collateral agent for the Secured PIK Lenders (the "PIK Lender Collateral Agent"; and the Tranche A Collateral Agent, the Tranche B Collateral Agent, the Term Lender Collateral Agent and the PIK Lender Collateral Agent are referred to collectively as the "Collateral Agents").

                  WHEREAS, each Debtor other than the Revolver Guarantors is a party to that certain Loan Agreement (the "Revolving Loan Agreement"), of even date herewith, with the financial institutions and funds identified therein as the "Lenders" (consisting of the Tranche A Lenders and the Tranche B Lenders as defined herein) and Foothill as arranger and Revolver Agent pursuant to which the Revolver Lenders have agreed to make certain financial accommodations to Debtors.

                  WHEREAS, the Canadian Guarantors are party to the Canadian Guaranty in favor of Revolver Agent and the Revolver Lenders and the Revolver Guarantors are party to the Revolver Guaranty in favor of Revolver Agent and the Revolver Lenders.

                  WHEEREAS, Parent is party to that certain Credit Agreement (the "Secured PIK/Term Credit Agreement"), of even date herewith, with the Persons party to the Secured PIK/Term Credit Agreement as lenders (consisting of the Secured Term Lenders and the Secured PIK Lenders as defined herein), and Canadian Imperial Bank of Commerce as administrative agent for the Secured PIK Lenders and the Secured Term Lenders (collectively, the "Secured PIK/Term Lenders"), pursuant to which the Secured PIK/Term Lenders have agreed to make certain financial accommodations to Parent.

                  WHEREAS, each Debtor (other than Parent) has executed that certain Subsidiary Guaranty (the "Secured PIK/Term Guaranty"), of even date herewith, in favor of Secured PIK/Term Agent and the Secured PIK/Term Lenders respecting certain obligations of Parent owing to the Secured PIK/Term Lenders under the Secured PIK/Term Credit Agreement.
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                  WHEREAS, each Canadian Guarantor has executed that certain
Canadian Secured PIK/Term Guaranty (the "Canadian Secured PIK/Term Guaranty"), of even date herewith, in favor of Secured PIK/Term Agent and the Secured PIK/Term Lenders respecting certain obligations of Parent owing to the Secured PIK/Term Lenders under the Secured PIK/Term Credit Agreement.

                  WHEREAS, to induce the Revolver Lenders and the Secured PIK/Term Lenders to make the financial accommodations provided to Debtors pursuant to the Revolving Loan Agreement and the Secured PIK/Term Credit Agreement, and to collateralize their respective obligations under the Revolving Loan Agreement, the Secured PIK/Term Credit Agreement, the Canadian Guaranty, the Revolver Guaranty, the Secured PIK/Term Guaranty, and the Canadian Secured PIK/Term Guaranty, and in order for each Debtor to pledge, grant, transfer, and assign to each of the Collateral Agents (acting individually and not jointly) security interests in the Collateral (as hereinafter defined) to secure its respective Secured Obligations (as hereinafter defined), as provided herein, each Debtor other than the Canadian Guarantors has executed and delivered that certain Security Agreement of even date herewith (the "Security Agreement"), each Canadian Guarantor has executed and delivered that certain Canadian Security Agreement of even date herewith (the "Canadian Security Agreement") and each Non-Canadian Guarantor has executed and delivered the Revolver Guarantor Security Agreement, in favor of Tranche A Collateral Agent, the Tranche B Collateral Agent, the Term Lender Collateral Agent and the PIK Lender Collateral Agent; and

                  WHEREAS, the parties hereto desire to document their agreement as to the relative priority of the liens granted by the Debtors to each of the Collateral Agents in the Collateral herein described, as well as other matters dealing with the liens of the Collateral Agents against the Collateral and the enforcement and administration of those liens.

                  NOW THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and each intending to be bound hereby, the parties hereto agree as follows:

     1.  Definitions: Construction.

     a. As used herein, the following terms shall have the meanings respectively set forth after each:

         "Advance" shall have the meaning set forth in the Revolving Loan Agreement.

         "Affiliate" shall mean, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, "control" (including with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of that Person, whether through the ownership of voting securities, by contract, or otherwise.


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         "Agreement" means this Collateral Agency and Intercreditor Agreement, as it may from time to time be amended, modified, supplemented or restated in writing in accordance with the provisions hereof.

         "Asset" means any interest of a Person in any kind of property or asset, whether real, personal or mixed real and personal, or whether tangible or intangible.

         "Bankruptcy Code" means the federal bankruptcy law of the United States as from time to time in effect, currently as Title 11 of the United States Code. Section references to current sections of the Bankruptcy Code shall refer to comparable sections of any revised version thereof if section numbering is changed.

         "Bonding Lien Intercreditor Agreement" means an intercreditor agreement which is substantially in the form of Exhibit "A" of this Agreement.

         "Business Day" means any weekday that commercial banks in general are open for the transaction of commercial banking business in New York City, and that any Collateral Agent is open for business at its principal place of business.

         "Canadian Guarantors" means (a) PSI, (b) PAS, (c) Nortru, Ltd., an Ontario corporation, (d) Allies Staffing Ltd., an Ontario corporation, (e) ServTech Canada Inc., an. Ontario corporation, (f) Philip Investment Corp., an Ontario corporation, (g) Recyclage d'Aluminium Quebec Inc., a Canadian corporation, and (h) ST Delta Canada, Inc., an Ontario corporation.

         "Canadian Guaranty" means that certain Guaranty (governed by the laws of Ontario) of even date with this Agreement, executed and delivered by the Canadian Guarantors in favor of Revolver Agent, and for the benefit of the Revolver Lenders.

         "Canadian Secured PIK/Term Guaranty" shall have the meaning set forth in the preamble to this Agreement.

         "Canadian Security Agreement" shall have the meaning set forth in the preamble to this Agreement.

         "Claimants" means the Secured Term Claimants, the Secured PIK Claimants, the Tranche A Claimants, and the Tranche B Claimants.

         "Claims" means the Collateral Agent Claims, the Secured Term Claims, the Secured PIK Claims, the Tranche A Claims, and the Tranche B Claims. Each reference to each of the Collateral Agent Claims, the Secured Term Claims, the Secured PIK Claims, the Tranche A Claims and the Tranche B Claims shall be a reference to a separate class of claims.

         "Closing Date" shall have the meaning set forth in the Revolving Loan Agreement.

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

         "Collateral" means all Assets of Debtors or any of them now or hereafter subject to a lien or security interest in favor of any Collateral Agent for the benefit of all or part of Claimants, as their respective interests lie, including but not limited to the Proceeds.

         "Collateral Agents" shall have the meaning set forth in the preamble of this agreement.

         "Collateral Agent Claims" means any and all "claims" (used in its broadest sense, as contemplated by and defined in Section 101(5) of the Bankruptcy Code, but without regard to whether such claim would be disallowed under the Bankruptcy Code) now or hereafter arising or existing under or relating to this Agreement or any Security Document in favor of any Collateral Agent or any Subagent acting as such.

         "Collateral Agent Obligations" means any and all obligations of any one or more of Debtors to any Collateral Agent or any Subagent acting as such with respect to all or any part of the Collateral Agent Claims, including obligations of payment and obligations of performance, whether joint, several, or joint and several, whether fixed or indeterminate, due or not yet due, continent or non-contingent, matured or unmatured, liquidated or unliquidated, or disputed or undisputed, whether under a guaranty or otherwise, and whether arising under contract, in tort, by law, or otherwise.

         "Collections" means any collections of, on, or with respect to Collateral, and any proceeds of any foreclosure, sale, exchange, disposition of, or other realization upon any Collateral, received by any Collateral Agent, any Subagent, any Representative, or any Claimant during any Formal Default Period.

         "Cross-Default" means an Event of Default or Unmatured Event of Default under the Underlying Transactional Documents pertaining to a class of Claims that is premised upon, and that would not exist but for, (a) the existence of an Event of Default or Unmatured Event of Default under the Underlying Transactional Documents pertaining to a different class of Claims, (b) the giving of a Formal Event of Default Notice by the Representative of a different class of Claims, (c) the existence of a Formal Default Period based upon the giving of a Formal Event of Default Notice by the Representative of a different class of Claims, (d) the giving of notice by the Representative of a different class of Claims of an election to accelerate the maturity of such Claims, or (e) the giving of a notice to any Collateral Agent by a Debtor, or by a Representative of a different class of Claims, pursuant to the first sentence of the section hereof entitled "Defaults."

         "Debtors" means Parent, and each of Parent's Subsidiaries identified on the signature pages hereof.

         "Domestic Subsidiaries" means those Persons listed on Schedule 1.

         "Event of Default" means a Revolver Event of Default or a Secured PIK/Term Event of Default.

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         "Excess Cash on Hand" means cash on hand in the bank accounts of
Debtors and Cash Equivalents held by Debtors at any time to the extent in excess of the average daily balance of cash on hand in the bank accounts of Debtors and Cash Equivalents held by Debtors for the immediately preceding 60 calendar days.

         "First Escrow" shall have the meaning set forth in Section 5.e. of this Agreement.

         "Foothill" shall have the meaning set forth in the preamble of this Agreement.

         "Forced Disposition Proceeds" means the Net Cash Proceeds of dispositions under subsection (f) (dealing generally with dispositions of Assets in connection with a condemnation proceeding or casualty loss covered by insurance) of the definition of Permitted Dispositions in the Revolving Loan Agreement and the Secured PIK/Term Credit Agreement and any other monies received as payment for any loss under any insurance policy (other than. liability insurance policies) or as payment of any award or compensation for condemnation or taking by eminent domain, but, in each case, only to the extent such Net Cash Proceeds or monies are not utilized to fund the cost of repairs, replacements, or restorations as authorized under the section of this Agreement entitled Distribution of Proceeds of Casualty Losses, Condemnation, etc.

         "Foreign Asset Sales" shall have the meaning set forth in the Secured PIK/Term Credit Agreement.

         "Foreign Subsidiaries" means those Persons listed on Schedule 2.

         "Foreign Subsidiary Proceeds" means (I) the Net Cash Proceeds received by a Debtor from Foreign Asset Sales by non-Debtor foreign Subsidiaries of such Debtor (but only to the extent that payment of any such Net Cash Proceeds as a dividend or other equity distribution directly or indirectly to a Debtor would not be in violation of applicable law in effect at the relevant time or the organizational documents of such non-Debtor foreign Subsidiary or any other contract restricting the payment of such dividend or distribution in effect on the date hereof), (ii) in each case reduced by the amount of any taxes based upon income or earnings that would be incurred by any Debtor or any other Subsidiary as a result of such Net Cash Proceeds being distributed or dividended to the relevant Debtor, (iii) but only to the extent that the aggregate amount of all such Net Cash Proceeds, as reduced by such tax considerations, in any one year period exceeds 51,000,000.

         "Formal Default Period" means any period of time during which any Formal Event of Default Notice is effective in accordance with the provisions hereof relating to the giving and effectiveness of Formal Event of Default Notices. A Formal Default Period also means any period of time commencing on a Revolver Termination Date (other than as a result of the repayment in full of the Revolver Obligations) and continuing thereafter until such time, if any, as the Tranche A Claimants and the Tranche B Claimants have reinstated their commitment to provide loans and other financial accommodations to Debtors. A Formal Default Period also means any period of time commencing on an Insolvency Date and



                                       5
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continuing thereafter until such time, if any, as the underlying insolvency proceeding has been dismissed or otherwise terminated.

         "Formal Event of Default Notice" means a written notification given by a Representative (on behalf of the Claimants represented by such Representative) to each Collateral Agent and the other Representatives, in accordance with the provisions hereof for the giving of notices, which written notification gives specific and express notice to each Collateral Agent and the other Representatives of the occurrence and continuance of an Event of Default under the relevant Underlying Transactional Documents that relate to the Claims of the Claimants represented by the Representative giving such notice, specifying in reasonable detail the known particulars of such Event of Default; provided that a written notification that otherwise would be a "Formal Event of Default Notice" within the meaning of the foregoing definition shall not be a "Formal Event of Default Notice" if it clearly states therein that it is not a Formal Event of Default Notice.

         "Indemnified Amount" means any amount payable by any Claimant to any Collateral Agent or any Subagent (or recoverable by any Collateral Agent or any Subagent from Collateral or proceeds of Collateral or Collections) pursuant to the indemnity and reimbursement provisions of the section hereof entitled "Indemnification of Collateral Agents by Claimants."

         "Insolvency Date" shall mean the first date as of which any Collateral Agent or the Revolver Agent shall have been given notice of the fact that any Debtor has become the subject of any voluntary or involuntary bankruptcy, insolvency, reorganization, receivership, liquidation, conservatorship, or like proceeding, or has made a general assignment for the benefit of creditors.

         "Intercreditor and Subordination Agreement" means an intercreditor and subordination agreement which is substantially in the form of Exhibit "B" of this Agreement.

         "Junior Secured Lender Pre-Authorized Sales" shall mean sales which are both: (I) authorized pursuant to subparagraphs (h) (dealing with scheduled dispositions) and (I) (dealing generally with sales of Assets which do not exceed $50 million in amount during any rolling 12 month period, and which do not exceed $10 million in amount in connection with any single Asset sale or series of related sales of Assets) of the definition of Permitted Dispositions in the Secured PIK/Term Credit Agreement, and (ii) authorized by any consent, if necessary, of the Revolver Lenders (which consent is to be given or withheld under the provisions of the Revolver Loan Documents dealing with the making of such decisions), but Junior Secured Lender Pre-Authorized Sales shall not include the disposition of any assets in connection with the sale of the UK Metals Shares.

         "Junior Secured Lender Pre-Authorized Sales Proceeds" shall mean the Net Cash Proceeds of the Junior Secured Lender Pre-Authorized Sales.

         "Material Default" means an Event of Default that would not exist but for the failure by any one or more Debtors to pay money due to one or more Claimants or


                                       6
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Representatives when due, whether principal, interest, fees, or otherwise, and whether at maturity, following acceleration, or otherwise.

         "Net Cash Proceeds" means the cash proceeds of a disposition of an Asset or Assets, including cash proceeds from any non-cash consideration received in connection with such a disposition, less all direct costs of such sale or other disposition, including brokers' fees, other professional fees, filing fees, recording fees and recording taxes (but not including taxes based upon income or earnings incurred as a result of gain realized on the relevant disposition) and the amount of any indebtedness secured by such Assets required to be paid as a condition to such sale.

         "Net UK Proceeds" shall have the meaning set forth in Section 5.e. of this Agreement.

         "Non-Canadian Guarantors" means Arc Dust Processing (Barbados) Limited, a Barbados corporation, and Philip International Development Inc., a Barbados corporation.

         "Non-Debtor Party or Beneficiary" means, with respect to any Underlying Transactional Document, (a) any Person that is a party thereto and that is not a Debtor, and (b) any Person holding a Claim arising thereunder or related thereto that is not a Debtor (without regard to whether such Claimant is a party thereto).

         "Obligations" means, collectively, the Collateral Agent Obligations, the Secured Term Obligations, the Secured PIK Obligations, the Tranche A Obligations, and the Tranche B Obligations.

         "Parent" means Philip Services Corporation, a Delaware corporation.

         "Permitted Distress Sales" shall have the meaning set forth in Section 5.c. of this Agreement.

         "Person" shall mean and include natural persons, corporations, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts, or other organizations, irrespective of whether they are legal entities, and governments and agencies and political subdivisions thereof.

         "Phencorp Loan" means the outstanding amount of the loan (including accrued interest) made available by Phencorp International Finance Inc. to Philip Services (Europe) Limited pursuant to the terms of the loan agreement dated January 23, 1997 between Phencorp International Finance Inc. and Philip Services (Europe) Limited, as amended and as novated to Philip Enterprises Inc.

         "PIK Lender Collateral Agent" shall have the meaning set forth in the preamble of this Agreement.

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         "PIK Loans" shall mean the senior secured accreting convertible loans owed by Parent under the terms of the Secured PIK/Term Loan Documents.

         "Plan of Reorganization" shall have the meaning set forth in the Revolver Loan Documents.

         "Prepetition Lenders" shall mean those entities holding Class 6 claims under the Plan of Reorganization.

         "Proceeds" means all present and future "proceeds" (as defined in the UCC) of Collateral, whether or not received by any Debtor, including without limitation insurance proceeds arising from or relating to Collateral.

         "Receiver" means Ernst & Young Inc. in its capacity as receiver under the Companies' Creditors Arrangement Act (Canada) and interim receiver under the Bankruptcy and Insolvency Act (Canada).

         "Representative" means the Revolver Agent or the Secured PIK/Term Agent, as the case maybe.

         "Revolver Agent" means Foothill in its capacity as agent under the Revolver Loan Documents, or any successor Representative designated by the Tranche A Claimants and Tranche B Claimants to the Tranche A Collateral Agent and the Tranche B Collateral Agent, as the case may be, with a copy of any such successor designation notice to be sent to Debtors and to the Representatives.

         "Revolver Claimants" shall mean the "Lenders" (as defined in the Revolving Loan Agreement).

         "Revolver Commitments" shall mean the "Commitments" (as defined in the Revolving Loan Agreement).

         "Revolver Event of Default" means any defined event of default under the Revolver Loan Documents (after giving effect to any applicable grace or cure periods, and after the giving of any required notices).

         "Revolver Guarantors" means any or all of the Canadian Guarantors or the Non-Canadian Guarantors, as the context requires.

         "Revolver Guarantor Security Agreement" means that certain Security Agreement (governed by the laws of New York) executed and delivered by the Revolver Guarantors in favor of (i) the Tranche A Collateral Agent and the Tranche B Collateral Agent, for the benefit of the Revolver Lenders and (ii) the Term Lender Collateral Agent and the PIK Lender Collateral Agent for the benefit of the Secured PIK/Term Lenders.

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

         "Revolver Guaranty" means that certain General Continuing Guaranty (governed by the laws of New York) executed and delivered by the Revolver Guarantors in favor of Revolver Agent, and of each of the Revolver Lenders.

         "Revolver Lender Pre-Authorized Sales" shall mean sales which are authorized pursuant to subparagraphs (h) (dealing with scheduled dispositions) and (i) (dealing generally with sales of Assets which do not exceed $25 million in amount during any rolling 12 month period, and which do not exceed $5 million in amount in connection with any single Asset sale or series of related sales of Assets) of the definition of Permitted Dispositions in the Revolving Loan Agreement, but not including the disposition of any assets in connection with the sale of the UK Metals Shares.

         "Revolver Lender Pre-Authorized Sales Proceeds" shall mean the Net Cash Proceeds of the Revolver Lender Pre-Authorized Sales.

         "Revolver Lenders" shall mean the Lenders, as defined in the Revolving Loan Agreement.

         "Revolver Loan Documents" means those documents and agreements described on Schedule 3, as they may from time to time be amended, modified, supplemented, restated, or replaced.

         "Revolver Obligations" shall mean the "Obligations" (as defined in the Revolving Loan Agreement) in a principal amount not to exceed $190,000,000, plus all interest (to the extent accrued on principal of no more than $190,000,000), fees, expenses and other amounts not consisting of principal when accrued, whether or not those amounts have been converted to principal as a result of making Advances under the Revolver Loan Documents in order to pay such amounts.

         "Revolver Overlimit Obligations" shall mean the "Obligations" (as defined in the Revolving Loan Agreement) in excess of the Revolver Obligations.

         "Revolver Termination Date" shall mean the first Business Day following the date, if any, as of which either the Tranche A Claimants or the Tranche B Claimants shall have suspended or terminated their commitment to provide further loans or other financial accommodations to Debtors; provided that, if a Revolver Termination Date occurs as the result of a suspension by either the Tranche A Claimants or the Tranche B Claimants of the provision of loans or other financial accommodations to Debtors, and if the Tranche A Claimants and the Tranche B Claimants shall have reinstated the Revolver Commitments within fifteen (15) Business Days of having suspended them, then the Formal Default Period that commenced on such Revolver Termination Date automatically shall cease upon such reinstatement, retroactively, as if such Revolver Termination Date never had occurred (and any shifts in priorities or rights to receive Collections that would have been applicable during such Formal Default Period shall not be applicable), provided, also, that the retroactive elimination of such Formal Default Period shall not terminate or affect any other Formal Default Period, or any rights or priorities premised thereon, that may exist as the result of any other event or




                                       9
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occurrence (except to the extent, if any, that such other Formal Default Period is based solely upon the existence of a Cross-Default that is deemed cured, waived, or rescinded pursuant to the provisions of the section hereof entitled "Cross-Defaults," and that such Formal Default Period ceases to be effective pursuant to the provisions of the section hereof entitled "Formal Event of Default Notices; Effectiveness and Duration of Formal Default Periods"); provided, further, that if either the Tranche A Claimants or the Tranche B Claimants suspend their Revolver Commitments and later reinstate them, but such reinstatement does not occur within fifteen (15) Business Days, the subsequent reinstatement still will have the effect of terminating the related Formal Default Period that commenced on the related Revolver Termination Date, but such reinstatement will not in that event be retroactive, will not affect any rights that arose during such Formal Default Period, and will not terminate or affect any other Formal Default Period, or any rights or priorities premised thereon, that may exist as the result of any other event or occurrence (except to the extent, if any, that such other Formal Default Period is based solely upon the existence of a Cross-Default that is deemed cured, waived, or rescinded pursuant to the provisions of the section hereof entitled "Cross-Defaults," and that such Formal Default Period ceases to be effective pursuant to the provisions of the section hereof entitled "Formal Event of Default Notices; Effectiveness and Duration of Formal Default Periods"). All of the foregoing notwithstanding, a "Revolver Termination Date" shall not be deemed to have occurred if the Tranche A Claimants and the Tranche B Claimants are continuing to advance to Debtors on a limited basis, such as against collections, or if the financial accommodations from them to the Debtors have been replaced or refinanced by another lender.

         "Revolving Loan Agreement" shall have the meaning set forth in the preamble to this Agreement.

         "Second Escrow" shall have the meaning set forth in Section 5.e. of this Agreement.

         "Secured Obligations" shall have the meaning set forth in the Security Agreement.

         "Secured PIK Claimant" means any Person at any time holding all or any part of the Secured PIK Claims, including any successor, assignee, or subrogee (but excluding any Debtor).

         "Secured PIK Claims" means any and all "claims" (used in its broadest sense, as contemplated by and defined in Section 101(5) of the Bankruptcy Code, but without regard to whether such claims would be disallowed under the Bankruptcy Code) now or hereafter arising or existing under or relating to the Secured PIK/Term Loan Documents in favor of any Non-Debtor Party or Beneficiary with respect to the PIK Loans provided for in the Secured PIK/Term Loan Documents.

         "Secured PIK Lenders" mean the holders of the Secured PIK Obligations.

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

         "Secured PIK Obligations" means any and all obligations of any one or more of Debtors to any one or more of the Secured PIK Claimants with respect to all or any part of the Secured PIK Claims, including obligations of payment and obligations of performance, whether joint, several, or joint and several, whether fixed or indeterminate, due or not yet due, contingent or non-contingent, matured or unmatured, liquidated or unliquidated, or disputed or undisputed, whether under a guaranty or otherwise, and whether arising under contract, in tort, by law, or otherwise.

         "Secured PIK/Term Agent" means Canadian Imperial Bank of Commerce, or any successor Representative designated by the Secured Term Claimants and Secured PIK Claimants to the Term Lender Collateral Agent and PIK Lender Collateral Agent, with a copy of any such successor designation notice to be sent to Debtors and to the Representatives.

         "Secured PIK/Term Credit Agreement" shall have the meaning set forth in the preamble to this Agreement.

         "Secured PIK/Term Event of Default" means any defined event of default under the Secured PIK/Term Loan Documents (after giving effect to any applicable grace or cure periods, and after the giving of any required notices).

         "Secured PIK/Term Guaranty" shall have the meaning set forth in the preamble to this Agreement.

         "Secured PIK/Term Lenders" shall have the meaning set forth in the preamble of this Agreement.

         "Secured PIK/Term Loan Documents" means those documents and agreements described on Schedule 5, as they may from time to time be amended, modified, supplemented, restated, or replaced.

         "Secured Tern Claimants" means any Person at any time holding all or any part of the Secured Term Claims, including any successor, assignee, or subrogee (but excluding any Debtor).

         "Secured Term Claims" means any and all "claims" (used in its broadest sense, as contemplated by and defined in Section 101(5) of the Bankruptcy Code, but without regard to whether such claims would be disallowed under the Bankruptcy Code) now or hereafter arising or existing under or relating to the Secured PIK/Term Loan Documents in favor of any Non-Debtor Party or Beneficiary with respect to the "Term Loans" provided for in the Secured PIK/Term Loan Documents.

         "Secured Tern Lenders" means the holders of the Secured Term
Obligations.

         "Secured Term Obligations" means any and all obligations of any one or more of Debtors to any one or more of the Secured Term Claimants with respect to all or any part of the Secured Term Claims, including obligations of payment and obligations of performance, whether joint, several, or joint and several, whether fixed or indeterminate, due or not yet due,


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contingent or non-contingent, matured or unmatured, liquidated or unliquidated, or disputed or undisputed, whether under a guaranty or otherwise, and whether arising under contract, in tort, by law, or otherwise.

         "Security Agreement" shall have the meaning set forth in the preamble to this Agreement.

         "Security Documents" means all security agreements, assignments, mortgages, deeds of trust, pledges, and other security documents, if any, pursuant to which any one or more of Debtors have granted, or herewith or hereafter grant, to any Collateral Agent, for the benefit of all or any part of the Claimants, or to any Claimant or Claimants, or to any representative acting on behalf of any one or more Claimants, a security interest in or lien on all or any part of the Collateral to secure all or any part of the Obligations, including those documents and agreements described on Schedule 4, as they may from time to time be amended, modified, supplemented, restated, or replaced.

         "Subagent" shall have the meaning provided in the section hereof entitled "Authority of Collateral Agents to Act; Delegation to Subagents."

         "Term Lender Collateral Agent" shall have the meaning set forth in the preamble of this Agreement.

         "Tranche A Advance Availability" shall have the meaning set forth in the Revolving Loan Agreement.

         "Tranche A Claimants" means any Person at any time holding all or any part of the Tranche A Claims, including any successor, assignee, or subrogee (but excluding any Debtor).

         "Tranche A Claims" means any and all "claims" (used in its broadest sense, as contemplated by and defined in Section 101(5) of the Bankruptcy Code, but without regard to whether such claim would be disallowed under the Bankruptcy Code) now or hereafter arising or existing under or relating to the Revolver Loan Documents in favor of any Non-Debtor Party or Beneficiary with respect to the Revolver Loan Documents (including Foothill) other than the Tranche B Claims.

         "Tranche A Collateral Agent" shall have the meaning set forth in the preamble of this Agreement.

         "Tranche A Commitment" shall have the meaning set forth in the Revolving Loan Agreement.

         "Tranche A Lenders" shall have the meaning set forth in the Security Agreement.

         "Tranche A Obligations" means any and all obligations of any one or more of Debtors to any one or more of the Tranche A Claimants with respect to all or any part of the

Tranche A Claims, including obligations of payment and obligations of performance, whether joint, several, or joint and several, whether fixed or indeterminate, due or not yet due, contingent or non-contingent, matured or unmatured, liquidated or unliquidated, or disputed or undisputed, whether under a guaranty, letter of credit reimbursement agreement, or otherwise, and whether arising under contract, in tort, by law, or otherwise.

         "Tranche B Availability" shall have the meaning set forth in the Revolving Loan Agreement.

         "Tranche B Claimants" means any Person at any time holding all or any part of the Tranche B Claims, including any successor, assignee, or subrogee (but excluding any Debtor).

         "Tranche B Claims" means any and all "claims" (used in its broadest sense, as contemplated by and defined in Section 101(5) of the Bankruptcy Code, but without regard to whether such claim would be disallowed under the Bankruptcy Code) now or hereafter arising, existing under or relating to the Revolver Obligations that are payable to, or for the account of, or owed to, any Tranche B Claimant or any other Person on account of the Tranche B Facility (including any fees, costs, or expenses under the Revolver Loan Documents that are identified to the Tranche B Facility).

         "Tranche B Collateral Agent" shall have the meaning set forth in the preamble of this Agreement.

         "Tranche B Commitment" shall have the meaning set forth in the Revolving Loan Agreement.

         "Tranche B Lenders" shall have the meaning set forth in the Security Agreement.

         "Tranche B Obligations" means any and all obligations of any one or more of Debtors to any one or more of the Tranche B Claimants with respect to all or any part of the Tranche B Claims, including obligations of payment and obligations of performance, whether joint, several, or joint and several, whether fixed or indeterminate, due or not yet due, contingent or non-contingent, matured or unmatured, liquidated or unliquidated, or disputed or undisputed, whether under a guaranty, letter of credit reimbursement agreement, or otherwise, and whether arising under contract, in tort, by law, or otherwise.

         "UCC" means the Uniform Commercial Code of the State of New York, as in effect from time to time.

         "UK Metals" means Philip Services (Europe) Limited.

         "UK Metals Shares" means all the issued and outstanding shares of UK Metals.

         "Underlying Transactional Documents" means the Revolver Loan Documents and the Secured PIK/Term Loan Documents.

         "Unmatured Event of Default" means an Unmatured PIK/Term Event of Default or an Unmatured Revolver Event of Default.

         "Unmatured PIK/Term Event of Default" means the occurrence of an event that, with either the passage of time or the giving of notice, or both, would constitute a Secured PIK/Term Event of Default.

         "Unmatured Revolver Event of Default" means the occurrence of an event that, with either the passage of time or the giving of notice, or both, would constitute a Revolver Event of Default.

      2. Construction. Any term used herein that is defined in the UCC shall have the meaning ascribed to such term in the UCC, unless specifically otherwise defined herein. Any capitalized term not defined herein shall have the meaning ascribed to that term in the Revolver Loan Documents unless otherwise indicated. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the part includes the whole, the terms "includes" and "including" are not limiting, and the term "or" has the inclusive meaning represented by the phrase "and/or". The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Section and schedule references are to this Agreement unless otherwise specified. All schedules hereto are incorporated herein by this reference.

     3. Appointment of Collateral Agents. The Revolver Agent on behalf of the Tranche A Claimants hereby appoints the Tranche A Collateral Agent as the collateral agent for the Tranche A Claimants with respect to the Collateral and the Security Documents and authorizes the Tranche A Collateral Agent to hold the security interests in and liens upon the Collateral in favor of the Tranche A Claimants in the Tranche A Collateral Agent's name for the benefit of the Tranche A Claimants.

         The Revolver Agent on behalf of the Tranche B Claimants hereby appoints the Tranche B Collateral Agent as the collateral agent for the Tranche B Claimants with respect to the Collateral and the Security Documents and authorizes the Tranche B Collateral Agent to hold the security interests in and liens upon the Collateral in favor of the Tranche B Claimants in the Tranche B Collateral Agent's name for the benefit of the Tranche B Claimants.

         The Secured PIK/Term Agent on behalf of the Secured PIK Claimants hereby appoints the PIK Lender Collateral Agent as the collateral agent for the Secured PIK Claimants with respect to the Collateral and the Security Documents and authorizes the PIK Lender Collateral Agent to hold the security interests in and liens upon the Collateral in favor of the Secured PIK Claimants in the PIK Lender Collateral Agent's name for the benefit of the Secured PIK Claimants; and

         The Secured PIK/Term Agent on behalf of the Secured Term Claimants hereby appoints the Term Lender Collateral Agent as the collateral agent for the Secured Term Claimants with respect to the Collateral and the Security Documents and authorizes the Term

Lender Collateral Agent to hold the security interests in and liens upon the Collateral in favor of the Secured Term Claimants in the Term Lender Collateral Agent's name for the benefit of the Secured Term Claimants.

         Further, the Claimants and their Representatives hereby authorize each Collateral Agent to appoint Subagents as herein provided. Claimants and the Representatives agree that all liens and security interests in Collateral securing any of the Obligations shall be administered by and through the respective Collateral Agent and such Collateral Agent's Subagents in accordance with the provisions of this Agreement. If, as of the date hereof, or at any time in the future, any Claimant or Representative at any time holds a lien or security interest on Collateral in its own name which secures the repayment of the Obligations, it agrees to assign such lien or security interest, without warranty or recourse, to such Collateral Agent (to be held by such Collateral Agent as the collateral agent for each of the Claimants or for their Representatives on behalf of such Claimants).

     4. Security Interests and Lien Priorities. The priorities of the security interests and liens among the Claimants set forth in this section are subject to prior perfected security interests or liens of Persons other than any Collateral Agent or Claimants in the Collateral, if any, that may exist outside this Agreement, as permitted under the Revolving Loan Agreement and the Secured PIK/Term Credit Agreement. Notwithstanding (a) the date, manner or order of perfection of the security interests and liens, and whether or not such security interest and liens are perfected (but subject to the section hereof entitled "Applicability of Priorities"), (b) the provisions of the UCC or any other applicable law or decision, (c) the provisions of any contract (other than this Agreement) in effect between any of the Claimants (or their Representatives on their behalf), on the one hand, and, on the other hand, any one or more of Debtors, and (d) whether any of the Claimants or any agent or bailee thereof holds possession of any part or all of the Collateral, the following, as among the Claimants, shall be the relative priority of the security interests and liens of the Claimants, or of a Collateral Agent on their behalf, in the
Collateral:

         (i) First, until payment in full of all Tranche A Claims and the payment in full of the Collateral Agent Claims owing to the Tranche A Collateral Agent (but not including the Revolver Overlimit Obligations), all liens and security interests held by the Tranche A Collateral Agent on behalf of itself and the Tranche A Claimants;

         (ii) Second, after payment in full of both the Tranche A Claims and the payment in full of the Collateral Agent Claims owing to the Tranche A Collateral Agent (but not including the Revolver Overlimit Obligations), and until payment in full of all Tranche B Claims and the payment in full of the Collateral Agent Claims owing to the Tranche B Collateral Agent (but not including the Revolver Overlimit Obligations), all liens and security interests held by the Tranche B Collateral Agent on behalf of itself and the Tranche B Claimants;

         (iii) Third, after payment in full of the Tranche B Claims and the payment in full of the Collateral Agent Claims owing to the Tranche B Collateral Agent (but not including the Revolver Overlimit Obligations), and until payment in full of the Secured PIK Claims, the Secured Term Claims and the Collateral Agent Claims owing to the Term Lender Collateral Agent and the PIK Lender Collateral Agent, all liens and security interests in favor of the Term Lender Collateral Agent and the PIK Lender Collateral Agent on account of Collateral Agent Claims held by them, and, on an equal and ratable basis, all liens and security interests held by the Term Lender Collateral Agent on behalf of the Secured Term Claimants and all liens and security interests held by the PIK Lender Collateral Agent on behalf of the Secured PIK Claimants, with the right to share ratably in proportion to the amount of their respective Claims in any distribution of Collections relating thereto;

         (iv) Fourth, after payment in full of the Secured PIK Claims, the Secured Term Claims and the Collateral Agent Claims owing to the Term Lender Collateral Agent and the PIK Lender Collateral Agent, and until payment in full of all Revolver Overlimit Obligations owing to the Tranche A Lenders, all liens and security interests in favor of the Tranche A Collateral Agent in favor of the Tranche A Lenders on account of the Revolver Overlimit Obligations; and

         (v) Fifth, after payment in full of the Revolver Overlimit Obligations owing to the Tranche A Lenders, all liens and security interests in favor of the Tranche B Collateral Agent in favor of the Tranche B Lenders on account of the Revolver Overlimit Obligations.

         For purposes of the foregoing, "payment in full" means payment of all amounts owing under the Revolver Loan Documents or the Secured PIK/Term Loan Documents, as applicable, according to the terms thereof, including loan fees, service fees, professional fees, interest (and specifically including interest accrued after the commencement of any Insolvency Proceeding), default interest, interest on interest, and expense reimbursements, whether or not the same would be or is ultimately allowed or disallowed in whole or in part in any Insolvency Proceeding.

         If the Claims of any class of Claimants holding a level of priority with respect to the Collateral are fully paid in full and satisfied, then each class of Claimants with a junior level of priority thereupon shall be elevated one level of priority with respect to the Collateral for all purposes hereof.

     5. Authorization for Voluntary Asset Sales, Release of Liens, and Distribution of Sale Proceeds of Collateral in Connection With Dispositions.

         Debtors shall promptly turn over to the Collateral Agent representing the class of Claimants holding the first lien on or security interest in the Collateral the Revolver Lender

Pre-Authorized Sales Proceeds, the Junior Secured Lender Pre-Authorized Sales Proceeds, the Forced Disposition Proceeds, and the Net Cash Sale Proceeds of Permitted Distress Sales and such Collateral Agent will promptly distribute such proceeds in accordance with the terms of this Agreement. Debtors shall promptly cause cash in an amount equal to the amount of Foreign Subsidiary Proceeds to be paid to the Collateral Agent representing the class of Claimants holding the first lien on or security interest in the Collateral and such Collateral Agent will promptly distribute such proceeds in accordance with the terms of this Agreement. Notwithstanding anything to the contrary contained in this Agreement or any of the Underlying Transactional Documents, no Collateral Agent shall be required to monitor, analyze or review any Foreign Asset Sales and no Collateral Agent shall have any responsibility with respect to the distribution of Foreign Subsidiary Proceeds unless and until such Foreign Subsidiary Proceeds are delivered to such Collateral Agent for distribution under the terms of this Agreement.

      a. Distribution of Net Cash Sale Proceeds of Certain Asset Sales Pre-Authorized by Revolver Lenders. Certain Foreign Subsidiary Proceeds and Certain Forced Disposition Proceeds. The Debtors have covenanted, pursuant to
Section 7.4 of the Revolving Loan Agreement, that they will not dispose of any of their Assets, other than pursuant to the "Permitted Dispositions", the "Canadian Transactions" and the "Permitted Transactions", all as defined in the Revolving Loan Agreement. The Revolver Lender Pre-Authorized Sales constitute a portion of such Permitted Dispositions. So long as no Unmatured Event of Default or Revolver Event of Default is outstanding, the Revolver Lender Pre-Authorized Sale Proceeds, Foreign Subsidiary Proceeds and Forced Disposition Proceeds shall be distributed: (i) first, to the Revolver Representative to pay the Revolver Obligations in an amount necessary to create $5 million in Tranche A Advance Availability and/or Tranche B Availability, unless either (x) the sum of Tranche A Advance Availability, Tranche B Availability, and Excess Cash on Hand, after giving effect to the distribution of the Revolver Lender Pre-Authorized Sales Proceeds, Foreign Subsidiary Proceeds or Forced Disposition Proceeds, as the case may be, is greater than $5 million on the date of receipt by Debtors of such Revolver Lender Pre-Authorized Sale Proceeds, Foreign Subsidiary Proceeds or Forced Disposition Proceeds, or (y) Excess Cash on Hand plus the average of the sum of Tranche A Advance Availability and Tranche B Availability for the 10 Business Day period immediately preceding such date is greater than $5 million;
(ii) second, to the Secured PIK/Term Agent to pay the Secured Term Obligations and the Secured PIK Obligations, with such payments to be applied to amounts coming due thereon in the order of maturity in a maximum amount as to each disposition of seventy five percent (75%) of the Revolver Lender Pre-Authorized Sales Proceeds, Foreign Subsidiary Proceeds or Forced Disposition Proceeds, as the case may be, and in a maximum amount of $18,750,000 in any rolling twelve month period; and (iii) third, at the sole and exclusive direction and instructions of the Representative of the class of Claimants (in accordance with whatever governance procedure is applicable to their rights inter se) holding the first lien on or security interest in such Collateral at the time of such sale (with no reduction in the Revolver Commitments to the extent that any proceeds are used to pay Revolver Obligations unless Revolver Lenders elect to reduce the Revolver Commitments, in which case the Revolver Commitments will be reduced (with the reductions as between the Tranche A Commitments and the Tranche B Commitments to be as provided in the Revolver

Loan Documents) to the extent the Net Cash Proceeds of such sale are utilized to pay principal of the Revolver Obligations, or such lesser amount specified by the Revolver Lenders). Any Revolver Lender Pre-Authorized Sales Proceeds, Foreign Subsidiary Proceeds or Forced Disposition Proceeds not distributed under this subparagraph a, shall be distributed under subparagraph b or subparagraph c, below.

      b. Distribution of Net Cash Sale Proceeds of Certain Asset Sales Pre-Authorized by Secured Term Lenders and Secured PIK Lenders, Certain Foreign Subsidiary Proceeds and Certain Forced Disposition Proceeds. The Debtors have covenanted, pursuant to Section 6.04 of the Secured PIK/Term Credit Agreement, that they will not dispose of any of their Assets, other than pursuant to the "Permitted Dispositions", the "Canadian Transactions" and the "Permitted Transactions", all as defined in the Secured PIK/Term Credit Agreement. The Junior Secured Lender Pre-Authorized Sales constitute a portion of such Permitted Dispositions. So long as no Unmatured Revolver Event of Default or Revolver Event of Default is outstanding, the Junior Secured Lender Pre-Authorized Sales Proceeds, together with any Revolver Lender Pre-Authorized Sales Proceeds, Foreign Subsidiary Proceeds and Forced Disposition Proceeds not distributed under the preceding subparagraph a, in a maximum aggregate amount of $25 million in any rolling twelve month period, shall be distributed at the sole and exclusive direction and instructions of the Representative of the class of Claimants (in accordance with whatever governance procedure is applicable to their rights inter se) holding the first lien on or security interest in such Collateral at the time of such sale (with no reduction in the Revolver Commitments to the extent that any proceeds are used to pay Revolver Obligations unless Revolver Lenders elect to reduce the Revolver Commitments, in which case the Revolver Commitments will be reduced (with the reductions as between the Tranche A Commitments and the Tranche B Commitments to be as provided in the Revolver Loan Documents) to the extent the Net Cash Proceeds of such sale are utilized to pay principal of the Revolver Obligations, or such lesser amount specified by the Revolver Lenders). Any Revolver Lender Pre-Authorized Sales Proceeds, Junior Secured Lender Pre-Authorized Sales Proceeds, Foreign Subsidiary Proceeds or Forced Disposition Proceeds not distributed under this subparagraph b, shall be distributed under subparagraph c, below.

      c. Permitted Distress Sales; Distribution of Undistributed Proceeds. If a Revolver Event of Default is outstanding, any consent required under the terms of the Underlying Transactional Documents to Revolver Lender Pre-Authorized Sales or Junior Secured Lender Pre-Authorized Sales shall be given or withheld at the sole and exclusive direction and instructions of the Representative of the class of Claimants (in accordance with whatever governance procedure is applicable to their rights inter se) holding the first lien on or security interest in the Collateral (if such consent is given, "Permitted Distress Sales"). No less than 75% of the Revolver Lender Pre-Authorized Sales Proceeds, Junior Secured Lender Pre-Authorized Sales Proceeds, Foreign Subsidiary Proceeds or Forced Disposition Proceeds not distributed under subparagraphs a or b, above (either because the maximum amounts under such subparagraphs have been exceeded or because such proceeds have been received during the existence of an Unmatured Revolver Event of Default or Revolver Event of Default) and Net Cash Proceeds of such Permitted Distress Sales shall be applied to the Claims held by the lender group holding the first lien on or security interest in such Collateral at the time of the receipt of such proceeds (with a commensurate reduction in the Revolver Commitments (with the reductions as between the Tranche A Commitments and the Tranche B Commitments to be as provided in the Revolver Loan Documents) to the extent such proceeds are utilized to pay principal of the Revolver Obligations), until such Claims are paid in full. Such lender group shall determine the distribution of the remaining 25% of such proceeds.

      d. Deemed Consent to Release of Liens in Connection with Approved Asset Sales. No sale of Assets authorized as a Revolver Lender Pre-Authorized Sale, Junior Secured Lender Pre-Authorized Sale or Permitted Distress Sale (collectively, "Permitted Sales") shall constitute an Unmatured Event of Default or an Event of Default. Each class of Claimants and their respective Representatives shall be deemed to have instructed each applicable Collateral Agent to release its liens as to the assets subject to Permitted Sales and to take such other actions as are necessary or desirable to facilitate the Permitted Sales. Collateral Agents are hereby granted a power of attorney from the Revolver Claimants, the Secured PIK Claimants and Secured Term Claimants, and their respective Representatives authorizing the applicable Collateral Agent to release the liens and security interests of the Tranche A Collateral Agent, the Tranche B Collateral Agent, the Secured PIK Collateral Agent and Secured Term Collateral Agent in any assets subject to any Permitted Sale.

      e. Distribution of Proceeds of Sale of Certain United Kingdom
Operations. This paragraph applies only to the extent that no Unmatured Revolver Event of Default or Revolver Event of Default is existing at the time of such sale. Notwithstanding Subsection 5.a. and Subsection 5.b. of this Agreement, the net cash proceeds of the sale of the UK Metals Shares, together with the proceeds from the repayment of the Phencorp Loan, that are received by the Receiver no later than July 31, 2000 (collectively the "Net UK Proceeds"), when distributed by the Receiver, plus, without duplication, the funds released from the First Escrow and Second Escrow (as defined below) when released, shall be distributed to the Secured PIK/Term Representative on account of the Secured Term Obligations with such payments to be applied to the amounts coming due thereon in the order of maturity. The Net UK Proceeds are estimated to be approximately 31,000,000 British Pounds, less adjustments and closing costs currently estimated at approximately $1,500,000. The relevant purchase agreement currently provides for an escrow to be funded in the amount of 500,000 British Pounds in order to pay potential post-closing adjustments to the purchase price if the net assets of UK Metals are less than 17,500,000 British Pounds (the "First Escrow"). In addition, a second escrow will be established (the "Second Escrow") involving only Debtors and the Term Lender Collateral Agent (and not the purchaser of the UK Metals Shares) to be funded in the amount of 1,200,000 British Pounds from the Net UK Proceeds for the purpose of paying post-closing adjustments to the purchase price if the net assets of UK Metals are less than 17,500,000 British Pounds and if the First Escrow is insufficient to cover such adjustments. Funds in the Second Escrow shall be released to the purchaser of the UK Metals Shares or the Secured PIK/Term Representative, as applicable, at the same time as funds are released from the First Escrow. The amount of any post-closing adjustments to the purchase price in excess of the amounts in the First Escrow and the Second Escrow will be paid by Debtors to Purchaser. Debtors shall cause any amounts in excess of $6,000,000 (which amount is net of the amount that Philip Services Corp. contributed to PSC (Europe) Limited to purchase assets of UK Metals which are not included in the sale to the purchaser of the UK Metals Shares) withdrawn from UK Metals or any of its Subsidiaries in calendar year 2000, to be deposited into the

Second Escrow. Debtors shall cause any assets (other than assets sold in the ordinary course) that are not sold to the purchaser of the UK Metals Shares, to be transferred to PSC (Europe) Limited or other entity to receive the assets of the United Kingdom operations not sold. After resolution and funding of the post-closing adjustments referred to above, any amounts received by Debtors on account of upward adjustments to the purchase price and any amounts remaining in the First Escrow and Second Escrow shall be distributed to the Secured PIK/Term Representative on account of the Secured Term Obligations with such payments to be applied to amounts coming due thereon in the order of maturity.

     6. Distribution of Collections Relating to Collateral During a Formal Default Period. During the existence and continuance of any Formal Default Period, any Collections shall be distributed among the Claimants (after recouping, offsetting, or deducting any Indemnified Amounts due any Collateral Agent or any Subagent that are entitled to be recouped, offset, or deducted (see the section hereof entitled "Indemnity of Collateral Agents by Debtors")), through their Representatives, in accordance with their respective priorities therein as provided for in the section of this Agreement entitled "Security Interest and Lien Priorities," with no distribution to a lower level of priority until all Claims of the higher levels of priority are fully paid or otherwise satisfied in accordance with the terms of the relevant Underlying Transactional Documents except as expressly provided in the section of this Agreement entitled "Authorization for Voluntary Asset Sales, Release of Liens, and Distribution of Sale Proceeds of Collateral in Connection With Dispositions" or as otherwise expressly provided herein. If any Collateral Agent (or a Subagent) shall have distributed Collections due to Claimants of a particular class to the Representative of such class for further distribution by such Representative to such Claimants, such Collateral Agent (or such Subagent) shall be relieved from all further responsibility for such Collections so distributed, and shall not be responsible for the ultimate distribution of such Collections by such Representative to such Claimants. If any Collateral Agent (or a Subagent) is unable to ascertain to whom Collections should be distributed, such Collateral Agent (or such Subagent) may commence an interpleader action or other appropriate proceeding to resolve the question of who is entitled to such Collections, with the expense of any such action or proceeding to be reimbursable in the same manner as other expenses of the Collateral Agents (or a Subagent) provided for hereinbelow.

     7. Distribution of Proceeds of Casualty Losses, Condemnation, etc.. Debtors shall give each Collateral Agent prompt notice of any condemnation or eminent domain proceedings or any material loss covered by insurance. The Representative or Collateral Agent representing the class of Claimants holding the first lien on or security interest in such Collateral shall have the exclusive right to adjust any losses payable under any such insurance policies, without any liability to Debtors whatsoever in respect of such adjustments; provided, however, prior to the occurrence and continuance of a Revolver Event of Default, Debtors shall have the right to adjust any losses payable under any such insurance policies involving amounts of less than $5,000,000. Any monies received as payment for any loss under any insurance policy mentioned above (other than liability insurance policies) or as payment of any award or compensation for condemnation or taking by eminent domain, shall (i) if no Revolver Event of Default has occurred and is continuing and if such proceeds are $5,000,000 or less, at the request of Parent, be paid over to Parent or the applicable Debtor for application solely to the cost of repairs, replacements, or restorations, and (ii) in all other cases, any such monies received (which monies constitute Forced Disposition Proceeds) shall be distributed as provided in Section 5 hereof entitled "Authorization for Voluntary Asset Sales, Release of Liens, and Distribution of Sale Proceeds of Collateral in Connection With Dispositions" or, at the option of the Representative representing the class of Claimants holding the first lien on or security interest in such Collateral, be disbursed under staged terms satisfactory to such Representative for application solely to the cost of repairs, replacements, or restorations. All repairs, replacements, or restorations shall be effected within one year after the date of receipt of such proceeds (or as otherwise agreed with such Representative) and shall be of a value at least equal to the value of the items or property destroyed prior to such damage or destruction; provided that if any portion of such proceeds are not applied to the cost of repairs, replacements or restoration within such one year period, such remaining portion not used shall be distributed as Forced Disposition Proceeds under Section 5 hereof.

     8. Authority of Collateral Agents to Act; Delegation to Subagents. Each of the Claimants and each of their Representatives (acting on behalf of the represented Claimants) hereby appoints and authorizes the Tranche A Collateral Agent, the Tranche B Collateral Agent, the PIK Lender Collateral Agent and the Term Lender Collateral Agent, as the case may be, to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement and the Security Documents as are delegated to each Collateral Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. Without limiting the foregoing, each Claimant and each Representative (acting on behalf of the Claimants it represents) hereby expressly authorizes the respective Collateral Agent to execute and perform each Collateral Agent's respective obligations under this Agreement and each of the Security Documents to which such Collateral Agent is a party, and to exercise all rights, powers, and remedies that such Collateral Agent may have hereunder or thereunder, or that may be incidental thereto. As to any matters within the scope of such Collateral Agent's agency and not expressly provided for by this Agreement or the Security Documents, such Collateral Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting with respect to any Collateral or with respect to the provisions of the Security Documents relating to same (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Representative of the class of Claimants that has a first priority interest hereunder with respect to the Collateral, and (except as otherwise expressly provided herein) such instructions shall be binding upon all of the Claimants, their Representatives, and their successors, assigns, and participants; provided, however, that such Collateral Agent shall not be required to take any action that exposes such Collateral Agent to personal liability or that is contrary to this Agreement, the Security Documents, or applicable law. Each Collateral Agent agrees to give to each Representative prompt notice of each notice given to such Collateral Agent by any Debtor or Representative pertaining to the Collateral or pursuant to the terms hereof or of the Security Documents. Each Collateral Agent (or any applicable Subagent) agrees, in connection with any notice of sale or disposition of Collateral that is given by such Collateral Agent (or such Subagent) pursuant to the UCC, concurrently to send to each Representative a copy of such notice.

         Further to facilitate the taking of actions with respect to Collateral, or in pursuance of the terms of this Agreement and of the Security Documents, any Collateral

Agent, acting with the consent of the relevant Representative(s), may, from time to time, appoint one or more subagents (hereinafter, collectively, "Subagents") with respect to all or a portion of the Collateral and/or with respect to certain matters pertaining to all or a portion of the Collateral. Any such Subagent, when acting within the scope of its subagency provided for herein, shall have the rights and powers of the Collateral Agent that appointed such Subagent, as are set forth in the document establishing such subagency, shall enjoy the full benefits and protections of all provisions hereof applicable to such Collateral Agent, and shall be subject to and responsible for the obligations and duties of such Collateral Agent hereunder and under the Underlying Transactional Documents insofar as they pertain to the rights being exercised by such Subagent. Any reference in this Agreement to a Subagent shall refer to a Subagent of such Collateral Agent appointed pursuant to this section and acting within the scope of such subagency. Any reference in this Agreement to a Collateral Agent, in the context of any provision relating to any Collateral or the exercise of rights or remedies with respect thereto, shall be deemed to refer also to any Subagent of such Collateral Agent that is appointed hereunder with respect to such Collateral. To the extent that the rights, powers, duties, responsibilities, or obligations of a Collateral Agent have been delegated hereunder to a Subagent, such Collateral Agent may leave to such Subagent the exercise (or non-exercise) and performance (or non-performance) of such rights, powers, duties, responsibilities, and obligations; it shall not be the duty or responsibility of such Collateral Agent to ensure that any such Subagent in fact exercises or performs such rights, powers, duties, responsibilities, or obligations; it shall not be the duty or responsibility of such Collateral Agent to oversee, direct, assist, monitor, evaluate, supervise, consult with, or report upon or with respect to the actions or inaction of, any Subagent in connection with its exercise (or non-exercise) or performance (or non-performance) of such rights, powers, duties, responsibilities, or obligations; and such Collateral Agent shall not under any circumstances have any responsibility or liability for the actions or inaction of any Subagent, or any agent, employee or contractor of any Subagent, in connection with the exercise (or non-exercise) or performance (or non-performance) of any of such rights, powers, duties, responsibilities, or obligations. The Subagent appointments provided for herein shall continue notwithstanding any resignation or replacement of any Collateral Agent, and shall be binding upon any successor Collateral Agent.

         With respect to any Collateral within the scope of its subagency, each Subagent of a Collateral Agent may act without the necessity of consulting with or notifying such Collateral Agent. If a Subagent is acting in accordance with this Agreement with respect to Collateral within the scope of its subagency, none of any Collateral Agent, any other Representative, or any Claimant shall interfere with the actions of such Subagent or take contrary actions with respect to such Collateral. In connection with any disposition of Collateral by a Subagent acting within the scope of its subagency (but only to the extent that the Collateral Agent that appointed such subagent has such authority), such Subagent shall have full power and authority to sign bills of sale or other documents of transfer that effect a transfer of all right, title and interest of Debtors in and to such Collateral free of all security interests and liens of any Collateral Agent, the Representatives, and any Claimant (provided that such security interests and liens shall attach to and continue in "proceeds" (as defined in the UCC) of such Collateral). From time to time, if and as reasonably requested by any

Subagent, any party hereto (including without limitation any Collateral Agent) will sign such documents or agreements, and take such other steps (including without limitation the surrender of stock certificates, the re-registration of stock certificates in the name of Subagents, and the making of governmental filings that are needed to effect transfers of stock), that are not inconsistent with the provisions hereof or the terms of the applicable Underlying Transactional Documents, as may be necessary or appropriate to confirm the authority and ability of such Subagent to dispose of Collateral within the scope of its subagency free of any security interests and liens of any Collateral Agent, the Representatives, and the Claimants (provided that such security interests and liens shall attach to and continue in "proceeds" (as defined in the UCC) of such Collateral).

         Subject to the terms of the applicable Security Documents, any disposition of Collateral by any Collateral Agent or any Subagent acting within the scope of its subagency shall effect a disposition of all right, title, and interest of Debtors in such Collateral free of any security interest or lien of any Collateral Agent, the Representatives, and the Claimants, with the rights of the Claimants to attach to and continue in the "proceeds" (as defined in the UCC) of such disposition. No disposition of Collateral shall be made by any Collateral Agent or any Subagent unless notice of disposition shall have been given by the party making the disposition in compliance with the Security Documents and all applicable provisions of law.

     9. Authorization for Collateral Agents to Enter Into Intercreditor Agreement Regarding Bonding Claims. Representatives, on behalf of themselves and the Claimants that they represent, hereby authorize and direct each Collateral Agent to enter into a Bonding Lien Intercreditor Agreement, substantially in the form of Exhibit "A" attached hereto and incorporated herein by reference, providing for, among other things, the confirmation of the priority of the liens and security interests of the Surety (as defined therein) over the liens and security interests of the Collateral Agents as to Bonded Contract Assets and Bonded Contract Receivables (both as defined therein), and the confirmation of the priority of the liens and security interests of the Collateral Agents over the liens and security interests of the Surety as to all other Collateral. Representatives and Claimants further authorize each Collateral Agent to enter into any necessary or desirable modifications and amendments to such Intercreditor Agreement with the consent of the Representative of the class of Claimants that has a first priority interest hereunder with respect to the Collateral, provided such modifications and amendments are consistent with the terms of this Agreement.

     10. Authorization for Collateral Agents to Enter Into Intercreditor and Subordination Agreement Regarding Prepetition Retained Debt Claims and Subordination Agreement Regarding the Letters of Credit Issued in Favor of Canadian Imperial Bank of Commerce. Representatives, on behalf of themselves and the Claimants that they represent, hereby authorize and direct each Collateral Agent to enter into an Intercreditor and Subordination Agreement, substantially in the form of Exhibit "B" attached hereto and incorporated herein by reference, confirming the priority of the liens and security interests of the Collateral Agents as to the Collateral and the priority in right of payment of the Claims over the liens and security interests of the Prepetition Lenders in the Collateral and over the claims of the Prepetition Lenders against the Debtors, to the extent set forth in such Intercreditor and Subordination Agreement. Representatives and Claimants further authorize each Collateral Agent to enter into any necessary or desirable modifications and amendments to such Intercreditor Agreement with the consent of the Representative of the class of Claimants that has a first priority interest hereunder with respect to the Collateral. Representatives, on behalf of themselves and the Claimants that they represent, hereby authorize and direct each Collateral Agent to enter into that certain Subordination Agreement, substantially in the form of Exhibit "C" attached hereto and incorporated herein by reference, dealing with the rights of Canadian Imperial Bank of Commerce with respect to letters of credit written in its favor, as well as its right to draw upon letters of credit written in its favor.

     11. Collateral Agents' Reliance. Without limiting any other provision hereof that is protective of any Collateral Agent, except as otherwise specifically provided in any Underlying Transactional Documents, each Collateral Agent (and any Subagent) shall not be liable for any action taken or omitted to be taken by it under or in connection with this Agreement or any Security Document, except for its own gross negligence or willful misconduct. Without limiting the generality of the foregoing, each Collateral Agent (and any Subagent): (a) may treat any Person believed by it to be the holder of any Claim as the holder thereof until such Collateral Agent (or such Subagent) receives and accepts a written notification from such Person or its Representative, notifying such Collateral Agent of the transfer or assignment of such claim to an assignee, which notice shall identify the name and address of such assignee;
(b) may treat any Person believed by it to be the Representative of a class of Claims as the continuing Representative of such class of Claims until such Collateral Agent (or such Subagent) receives and accepts a notification from such Person that a new Representative has been designated for such class of Claims, which notice shall identify the name and address of such new Representative; (c) may consult with legal counsel, independent public accountants, and other advisors and experts selected by it, and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants, advisors, or experts;
(d) makes no warranty or representation to any Claimant and shall not be responsible to any Claimant for any statements, warranties, or representations made in or in connection with this Agreement or any Security Document; (e) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants, or conditions of this Agreement or any of the Security Documents on the part of any Person party thereto or to inspect the Collateral or any Asset (including the books and records) of any Debtor; (f) shall not be responsible to any Claimant for the due execution, legality, validity, enforceability, genuineness, sufficiency, or value of any Security Document or any other instrument or document furnished pursuant hereto or thereto, or any Collateral; (g) shall incur no liability under or in respect of this Agreement, any Security Document, or any Collateral by acting upon any notice, consent, certificate, or other instrument or writing (which may be sent by telegram, cable, telefacsimile, or telex) believed by it to be genuine and signed or sent by the proper Person; and (h) shall not, except as otherwise provided below in this paragraph, have any duty to take actions to perfect liens or security interests, or to monitor, continue in effect, or renew the perfection thereof, and may choose, without incurring any liability hereunder, not to perfect (or take steps to reperfect or continue in effect the perfection of) particular liens or security interests if it deems such perfection not to be appropriate or cost-effective (for example, by way of illustration but not by way of limitation, if such perfection would be unduly expensive, complicated, time-consuming, or impractical, or if the relative value of the affected Collateral is not deemed sufficient to warrant taking the steps that would be necessary to perfect (or to reperfect or to continue or monitor perfection), or if any Collateral Agent (or any Subagent) shall have agreed with Debtors or any of them to refrain from perfecting a lien or security interest absent defined conditions (such as the occurrence of an Event of Default)). The foregoing subpart (h) of this paragraph notwithstanding, if any Collateral Agent (or a Subagent) has not taken action to perfect, reperfect, or continue the perfection of, a lien or security interest in specific Collateral, for any reason, and if the holders of the Claims with a first, second or third priority in such Collateral wish for such lien or security interest to be perfected, reperfected, or continued, and so instruct their Representative, then such Representative in turn may by written notice to the relevant Collateral Agent (or the relevant Subagent) request that the relevant Collateral Agent (or the relevant Subagent) take specific actions expressly delineated in such notice, with respect to specific Collateral identified in such notice, to perfect, reperfect, or continue the perfection of, liens or security interests therein; and, upon receipt by the relevant Collateral Agent (or the relevant Subagent) of such written notice, the relevant Collateral Agent (or the relevant Subagent) promptly shall either (x) take the requested actions or similar appropriate actions, or (y) if the relevant Collateral Agent (or the relevant Subagent) determines that the requested actions are inappropriate (whether by reason of cost, immateriality, impracticability, illegality, conflict with the Security Documents, or otherwise), notify the Representative that gave such notice of such Collateral Agent's (or such Subagent's) decision not to take such actions, and of the basis of such decision. The foregoing subpart (h) of this paragraph notwithstanding:
(i) neither any Collateral Agent nor any Subagent affirmatively shall take any action to terminate any existing financing statement, mortgage, or other registration or filing that relates to the perfection of any security interest or lien on Collateral, other than (A) with the written consent of all of the Representatives, or (B) in conformity with and as permitted by the provisions of the Security Documents, any other Underlying Transactional Document or this Agreement, including, without limitation, in connection with any sale, transfer or other disposition permitted by any Underlying Transactional Document (without regard to subpart (h) of this paragraph); and (ii) neither any Collateral Agent nor any Subagent affirmatively shall take any action to release any existing security interest or lien on Collateral granted pursuant to any of the Security Documents, other than (Q) with the written consent of all of the Representatives, or (R) in conformity with and as permitted by the provisions of the Security Documents, any Underlying Transactional Document or this Agreement, (without regard to subpart (h) of this paragraph), including without limitation, in connection with any sale, transfer or other disposition permitted by any Underlying Transactional Document.

     12. Acknowledgements Regarding Limitations on Collateral Subject to the Perfected Liens of Collateral Agents. Without limiting any other provision hereof that is protective of any Collateral Agent, each Claimant and each Representative separately acknowledges that each Collateral Agent, after consultation of certain of the Claimants and Debtors, has determined that certain steps necessary and/or desirable to perfect the liens and/or enforcement rights of such Collateral Agent should not be taken, because of time and expense constraints and for other reasons, and that each Claimant and each Representative has been advised as to the limitations upon the scope of such Collateral Agent's perfected liens, has been advised as to steps such Collateral Agent has determined should not be taken to perfect such Collateral

Agent's liens and security interests and/or enforcement rights, and has independently concluded that Claimant is willing to proceed with the transactions contemplated by this Agreement and the Underlying Transactional Documents notwithstanding the limitations upon the perfection and/or enforcement rights of each Collateral Agent as a result of such determinations. In general, each Claimant acknowledges its familiarity with, and agreement to proceed notwithstanding, the facts that: (i) Collateral Agents have relied upon the Debtors to identify, inventory and provide valuations of the real and personal properties owned by the Debtors, and relevant information regarding such real and personal property, without obtaining independent corroboration or verification of such information provided by the Debtors; (ii) Collateral Agents have relied upon Debtors and counsel to Debtors to identify and provide relevant information with respect to Debtor's ownership rights with respect to, and with respect to prior liens and other encumbrances upon title to, the real and personal properties owned by Debtors without obtaining independent searches of such titles, liens and other encumbrances and without obtaining independent information regarding the relevant information relating to such titles, liens and other encumbrances; (iii) Collateral Agents have selectively honored the requests of Debtors that Collateral Agents not expend the resources necessary to perfect liens upon assets of the Debtors represented by Debtors to be of less than material value given the magnitude of the Obligations; (iv) Collateral Agents have honored the requests of Debtors that certain Affiliates of Debtors not be financially responsible for the Obligations. In particular, each Claimant acknowledges its familiarity with, and agreement to proceed notwithstanding each of the matters set forth on Schedule 6 attached hereto with respect to such matters.

     13. Non-Reliance by Claimants. Each Claimant hereby acknowledges that it has, independently of and without reliance upon any Collateral Agent, any Subagent, any Representative, or any other Claimant, and based upon such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into the transactions evidenced by the Underlying Transactional Documents, the Security Documents, and this Agreement. Each Claimant also acknowledges that it will, independently of and without reliance upon any Collateral Agent, any Subagent, any Representative, or any other Claimant, and based on such documents and information as it shall deem appropriate at the time, continue to make its own independent credit decisions in taking or omitting to take action under or in connection with the Claims. None of any Collateral Agent, any Subagent, or any Representative shall be required to keep itself informed as to the performance or observance by Debtors or any other Persons of their obligations to any Claimant, or to inspect the Collateral or the Assets or books and records of Debtors, of any of their Affiliates, or of any other Person. Except for notices and other information expressly required to be furnished to Claimants by any Collateral Agent (or any Subagent) hereunder, the Collateral Agents and their Subagents shall not have any duty or responsibility to provide any Claimant with any credit or other information concerning the affairs, financial condition, or business of Debtors or their Affiliates that may come into the possession of any Collateral Agent or any Subagent or any of their Affiliates. Except as provided in the sentence next following this sentence, the Collateral Agents (and their Subagents) shall not be a trustee for, and shall not have any fiduciary or quasi-fiduciary duty to, Claimants and shall not be liable to any Claimant except for gross negligence in the performance of, or willful breach of, its undertakings hereunder.

The preceding sentence notwithstanding, for the limited purpose of holding and distributing or applying Collections or any other amounts received pursuant to the terms of this Agreement, each Collateral Agent and any Subagent of each Collateral Agent shall hold such Collections in trust for the benefit of all Claimants, in accordance with their rights and priorities provided for herein, and shall act as a fiduciary of Claimants (or of their Representatives acting on their behalf) with respect to such Collections.

     14. Defaults. No Collateral Agent shall be deemed to have knowledge of the occurrence of an Event of Default or an Unmatured Event of Default unless a Collateral Agent has received notice from a Representative or a Debtor specifying the occurrence of such Event of Default or an Unmatured Event of Default and stating that such notice is a "Notice of Default" (or satisfying the requirements of a Formal Event of Default Notice). In the event that a Collateral Agent receives such a notice of the occurrence of an Event of Default or an Unmatured Event of Default, such Collateral Agent shall give prompt notice thereof to the Representatives. Such Collateral Agent shall (subject to any overriding provision hereof, and subject in particular to the provisions hereof pertaining to delegation of authority to Subagents) take such action pertaining to any given Collateral with respect to such Event of Default or Unmatured Event of Default as shall be directed by the Representative of the class of Claimants that holds the first lien thereon or security interest therein (subject to the terms of the applicable Underlying Transactional Documents), provided that, unless and until such Collateral Agent shall have received such directions, such Collateral Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default or Unmatured Event of Default as it shall deem necessary to protect or preserve the Collateral.

     15. Formal Event of Default Notices; Effectiveness and Duration of
Formal Default Periods. Following the occurrence and during the continuance of any Event of Default relating to a class of Claims, the Claimants with respect to such class of Claims (in accordance with whatever governance procedure is applicable to their rights inter se) may instruct (but are not required to instruct, and may refrain or forebear from doing so if they so elect) their Representative to give a Formal Event of Default Notice to each Collateral Agent and to the other Representatives, and such Representative forthwith upon receiving such an instruction shall give such Formal Event of Default Notice to each Collateral Agent, the other Representatives in accordance with the provisions hereof applicable to the giving of notices. A Formal Event of Default Notice shall become effective commencing on the first Business Day following the day that it is deemed given by the notice provisions of this Agreement and shall remain effective so long as the Event of Default upon which it is premised has not been cured or waived. It is possible for more than one Formal Event of Default Notice to have been given and to be effective for concurrent or overlapping periods. For all purposes of this Agreement, a "Formal Default Period" shall be deemed to exist at any time that any Formal Event of Default Notice remains in effect, or otherwise as provided in the definition of such term contained in the section hereof entitled "Definitions: Construction." If any Representative shall have previously given a Formal Event of Default Notice and thereafter shall determine that the underlying Event of Default has been cured or waived, or thereafter shall have been instructed by the requisite Claimants of the class of Claims represented by such Representative (with reference to the provisions of the relevant Underlying Transactional Documents that govern the rights of such Representative and such Claimants inter se) to rescind such Formal Event of Default Notice, such Representative shall endeavor promptly to notify each Collateral Agent, the other Representatives that such Formal Event of Default Notice no longer remains effective.

     16. Rights as a Claimant. With respect to any Claims due it, if any, the Persons defined herein to be the Collateral Agents (and any successor Person acting as a Collateral Agent and any Subagent), in its capacity as a Claimant under the Underlying Transactional Documents (if and to the extent that it is or may be or become a Claimant), shall have the same rights and powers hereunder as any other Claimant and may exercise the same as though it were not a Collateral Agent (or a Subagent), and the term "Claimant" or "Claimants" shall, unless otherwise expressly indicated, include such Person (and any successor Person acting as a Collateral Agent and any Subagent) in its individual capacity. The Person defined herein to be a Collateral Agent (and any successor acting as a Collateral Agent and any Subagent), as if it were not a Collateral Agent (or a Subagent), and its Affiliates may (without having to account therefor to any Claimant) accept deposits from, lend money to, act as trustee under indentures of and generally engage in any kind of banking, trust, or other business with any Debtor or any of their Affiliates and may accept fees and other consideration from any Debtor or any of their Affiliates for services rendered in connection with this Agreement or otherwise without having to account for the same to Claimants.

     17. Indemnification of Collateral Agents by Claimants. Each Claimant hereby agrees to indemnify and hold its respective Collateral Agent (and its Subagents) harmless (to the extent not reimbursed on demand by Debtors, except that no such prior demand on Debtors need be made before enforcing the indemnity contained in this section if any Collateral Agent or any Subagent is barred from making such prior demand, such as by the operation of the automatic stay of the Bankruptcy Code), in accordance with the sharing arrangement described below in this section, from and against any and all losses, liabilities (including liabilities for penalties), actions, suits, judgments, demands, damages, costs, disbursements, or expenses (including attorneys' fees and expenses) of any kind or nature whatsoever which are imposed on, incurred by, or asserted against its respective Collateral Agent (or any of its Subagents) in its capacity as such in any way relating to or arising out of this Agreement or the Security Documents, or as a result of any action taken or omitted to be taken by such Collateral Agent (or any of its Subagents) pursuant to the provisions of this Agreement or of the Security Documents; provided, however, that no Claimant shall be liable for any portion of any such losses, liabilities (including liabilities for penalties), actions, suits, judgments, demands, damages, costs, disbursements, or expenses resulting from the gross negligence or willful misconduct of any Collateral Agent (or any Subagent). Without limiting the generality of the foregoing, each Claimant authorizes its respective Collateral Agent (or its Subagents) to deduct, recoup and offset from any Collections otherwise payable to such Claimant and coming into the possession, custody or control of such Collateral Agent (or such Subagent) any Indemnified Amount owing to such Collateral Agent (and its Subagents), to the extent any Debtor would otherwise be obligated to pay such amount. Without limiting the generality of the foregoing, each Claimant hereby agrees, in accordance with the sharing arrangement described below in this section, to reimburse its respective Collateral Agent (and any of its Subagents) promptly following its demand for any out-of-pocket expenses (including the fees and expenses of any attorneys, accountants, advisers, or experts retained or consulted by such Collateral Agent (or any of its Subagents) in accordance with the provisions hereof) incurred by such Collateral Agent (or any of its Subagents) in connection with the preparation, execution, delivery, administration, modification, amendment, or enforcement (whether through negotiations, legal proceedings, or otherwise) of, or legal advice in respect of its rights or responsibilities under, this Agreement or the Security Documents, to the extent that such Collateral Agent (or any of its Subagents) is not reimbursed on demand for such amounts by Debtors (except that no prior demand upon Debtors need be made before enforcing the indemnity contained in this section if such demand would be barred, such as by the provisions of the automatic stay of the Bankruptcy Code). Each Claimant's obligations under this paragraph shall survive the termination of this Agreement and the discharge of Debtors' Obligations to Claimants with respect to any indemnity claims then existing or thereafter arising that are based on transactions, events, or occurrences that transpired prior to such termination or discharge, provided, that no indemnitor under this paragraph shall be required to indemnify any Collateral Agent (or any Subagent) for matters relating solely to transactions, events, or occurrences that transpired after such indemnitor had terminated its participation hereunder in accordance with the provisions hereof. Any Indemnified Amount due to any Collateral Agent (or any Subagent) shall be shared by the Claimants represented by such Collateral Agent (to the extent not paid by Debtors) ratably in proportion to their respective Claims represented by such Collateral Agent; provided, that, for the purposes of making the foregoing allocations and calculations, there shall be excluded any Claimant that has fully terminated its participation hereunder in accordance with the provisions hereof and that is no longer obligated to indemnify its respective Collateral Agent (or any of its Subagents) under this paragraph [for any indemnity claims arising after the date of the termination of such participation that are based on transactions, events or occurrences that transpired after such termination or discharge.] Any Indemnified Amount paid by any Claimant that Debtors are obligated to reimburse but that has not yet been reimbursed by Debtors or recouped from Collections shall be added to and shall become a part of the Claim of such Claimant. To assist any Collateral Agent in recovering any Indemnified Amounts due from Claimants of a particular class, the Representative of such class of Claimants agrees, if and as requested in writing by such Collateral Agent, to cooperate in promptly providing to such Collateral Agent, and promptly to provide to such Collateral Agent upon such written request, any information known to or in the possession of such Representative with respect to the identities, locations, addresses, or telephone numbers of the Claimants of such class, and Debtors hereby expressly consent to and authorize the providing of such information by the Representatives to such Collateral Agent; provided that nothing in this sentence shall imply any affirmative obligation of any Representative to assist any Collateral Agent in collecting any Indemnified Amount from any Claimant (beyond the provision of such information), nor shall anything in this sentence imply that any Representative is promising to answer for the obligation of any Claimant to pay any Indemnified Amount.

     18. Failure to Act .

         Except for action expressly required of the Collateral Agents or any Subagent hereunder, each of the Collateral Agents and their Subagents shall in all cases be fully justified in failing or refusing to act hereunder unless they shall be indemnified to their reasonable satisfaction by one or more Claimants or Representatives against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

     19. No Joint Venture. Nothing contained in this Agreement, and no action taken by any Claimant, any Representative, any Collateral Agent, or any Subagent pursuant hereto or in connection herewith or pursuant to or in connection with the Security Documents shall be deemed to constitute Claimants or Representatives, together or with or without any Collateral Agent or any Subagent, a partnership, association, joint venture, or other entity.

     20. No Third Parties Benefited (Other Than Claimants). Except for all of the Claimants, who are intended and third party beneficiaries of this Agreement, no Person not a party hereto shall be an intended or third party beneficiary hereof. Debtors are parties hereto for the sole purpose of acknowledging the existence of, consenting to, and agreeing to be bound by, the provisions hereof (including without limitation the provisions hereof that impose payment, reimbursement, or indemnity obligations upon Debtors or any of them in favor of the Collateral Agents and Subagents), but nothing herein shall provide any Debtor with any rights other than or in addition to the rights of Debtors provided for in the Underlying Transactional Documents, nor shall the provisions hereof in any event be construed as modifying, or excusing any Debtor from complying with, the provisions of the Underlying Transactional Documents. Except as expressly set forth herein, nothing herein shall be construed to provide any Claimant or Collateral Agent with any rights against any Debtor in addition to or inconsistent with the rights of the Claimants provided for in the Underlying Transactional Documents.

     21. Resignation by or Removal of the Collateral Agents. Any Collateral Agent may resign at any time as a Collateral Agent under this Agreement and the Security Documents by giving five days written notice thereof to the relevant Representatives and Debtors, and may be removed at any time for good cause shown. An actual conflict between different classes of claimants shall be deemed to be good cause by the relevant Representative. Upon any such resignation or removal, the relevant Representative, after consultation with Parent, shall have the right to appoint a successor to such Collateral Agent. If no such successor Collateral Agent shall have been so appointed by any such Representative, or a successor Collateral Agent appointed by any such Representative shall not have accepted such appointment, in either case within thirty (30) days after the retiring Collateral Agent's giving of notice of resignation or the Representative's removal of the retiring Collateral Agent, then the retiring Collateral Agent may, on behalf of the relevant Representative and Claimants, appoint a successor to such Collateral Agent, which shall be a commercial bank organized under the laws of the United States of America or of any state thereof having a combined capital and surplus of at least Fifty Million Dollars ($50,000,000). Subject to the sentence next following this sentence, upon acceptance of any appointment as the relevant Collateral Agent hereunder by a successor Collateral Agent, such successor Collateral Agent shall thereupon succeed to and become vested with all of the obligations, rights, powers, privileges, and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall assign to the successor Collateral Agent, without warranty or recourse, all its rights hereunder and under the Security Documents, including all rights with respect to liens on or security interests in Collateral, and including all documentation necessary or appropriate to reflect such assignment of record in all appropriate filing offices and jurisdictions, and thereupon shall be discharged from its duties and obligations under this Agreement and the Security Documents. The foregoing sentence notwithstanding, if (A) any Collateral Agent has given notice of resignation pursuant to the provisions of this section, (B) the relevant Representative has not appointed a successor to such Collateral Agent pursuant to the provisions of this section, or such successor Collateral Agent has not accepted the appointment, (C) the resigning Collateral Agent has attempted with reasonable diligence for at least 30 days to locate a successor Collateral Agent that meets the criteria of this section and has been unable to find such a successor Collateral Agent that is willing to accept such appointment, and (D) not less than 60 days have elapsed since the giving by the resigning Collateral Agent of its written notice of resignation, then, if all such conditions exist, the resigning Collateral Agent may thereupon or thereafter notify the Representatives and Debtors in writing that the resigning Collateral Agent's resignation shall become effective on the fifth Business Day following the date such notice is given, whereupon such resignation shall become effective upon such fifth Business Day as aforesaid (unless rescinded by the resigning Collateral Agent prior to such fifth Business Day) and the resigning Collateral Agent, at such time as its resignation becomes effective as aforesaid, shall be discharged from all further duties and obligations under this Agreement and the Security Documents, except only that if a successor Collateral Agent thereafter is appointed and accepts such appointment, the resigned Collateral Agent shall cooperate in assigning to such successor Collateral Agent, without warranty or recourse, and at no expense to the resigned Collateral Agent, all its rights hereunder and under the Security Documents, including all rights with respect to liens on or security interests in Collateral, and including all documentation necessary or appropriate to reflect such assignment of record in all appropriate filing offices and jurisdictions. After any retiring Collateral Agent's resignation or removal hereunder as a Collateral Agent, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was a Collateral Agent under this Agreement. Should any resignation of a Collateral Agent become effective in accordance with the provisions of this section at a time when no successor Collateral Agent has been appointed and has accepted such appointment: (X) Nevertheless, the priorities of security interests and liens on Collateral provided for herein shall continue to be fully applicable; and, (Y) If requested in writing by any one or more of the Subagents, the retiring Collateral Agent will assign, or partially assign, outstanding financing statements, mortgages, and the like, and deliver possession of pledged Collateral such as stock certificates, to the Subagents in such fashion as to attempt, to the extent practicable, to cause each Subagent to become the assignee and successor secured party of the resigning Collateral Agent with respect to the Collateral as to which such Subagent was the subagent of the resigning Collateral Agent in accordance with the terms hereof.

     22. Notices. Subject to the last sentence of this section, all notices given pursuant hereto shall be in writing and shall be given by First-Class Mail, by hand delivery, by overnight courier service, by electronic mail (at such email addresses as the parties may designate to each other in accordance herewith), or by telefacsimile. Notices shall be deemed given on the earlier of five Business Days after being deposited in the United States Mail, properly addressed, with postage prepaid, or the date of actual receipt. The parties' addresses for notice, and telephone and facsimile numbers, appear adjacent to their signatures below.

Any party prospectively may change its address for notice, or its telephone or facsimile number, by written notice to the other parties in compliance with this section. ANY NOTICE REQUIRED OR PERMITTED TO BE GIVEN HEREUNDER TO FOOTHILL IN ITS CAPACITY AS EACH OF THE COLLATERAL AGENTS SHALL NOT BE EFFECTIVE UNLESS A COPY THEREOF CONCURRENTLY IS GIVEN TO FOOTHILL'S COUNSEL, BROBECK, PHLEGER & HARRISON, 550 SOUTH HOPE STREET, SUITE 2100, LOS ANGELES, CALIFORNIA 90071, TO THE ATTENTION OF JOHN FRANCIS HILSON, ESQUIRE, AND JEFFERY D. HERMANN, ESQUIRE, WHOSE TELEPHONE NUMBER IS (213) 489-4060, AND WHOSE FACSIMILE NUMBER IS (213) 745-3345.

     23. Enforcement Actions and Proceedings. All foreclosures, collections and other enforcement actions and proceedings with respect to Collateral (including after the commencement of a bankruptcy case or other Insolvency Proceeding by any Debtor) shall be conducted at the sole and exclusive direction and instructions of the Representative of the class of Claimants (in accordance with whatever governance procedure is applicable to their rights inter se) holding the first lien on or security interest in such Collateral by the Collateral Agent representing such class of Claimants in accordance with the terms of the Underlying Transactional Documents. Claimant or Representative shall act independently to foreclose upon, collect, dispose of or otherwise enforce rights with respect to the Collateral. Nothing in this Agreement shall be construed to provide any Collateral Agent with the right to commence the exercise of rights to foreclose or otherwise realize upon the Collateral at an earlier date than provided in the Underlying Transactional Documents.

     24. Effect of Bankruptcy. This Agreement shall be and remain enforceable notwithstanding any bankruptcy or other insolvency proceeding by or against Debtors. Except as set forth in the section herein entitled "Applicability of Priorities", nothing herein shall affect or limit the right of any Claimant or any Representative to file a proof of claim in any bankruptcy or other insolvency proceeding by or against any Debtor, or to vote its Claim, or to appear and be heard with respect to any matter, or to file motions or seek relief from the automatic stay; provided that all provisions hereof with respect to priorities of security interests and liens, distribution of Collections, and limitations on who may exercise, or control the exercise of, remedies with respect to Collateral, shall continue in full force and effect during any such bankruptcy or insolvency proceeding.

     25. Applicability of Priorities. The priorities provided for herein with respect to security interests and liens are applicable only to the extent that such security interests and liens are enforceable and have not been avoided; if a security interest or lien is judicially determined to be unenforceable or is judicially avoided with respect to one or more Claims or any part thereof, the priorities provided for herein shall not be available to such security interest or lien to the extent that it is avoided or determined to be unenforceable. The foregoing notwithstanding, each Representative and Claimant covenants and agrees for the benefit of each other Representative and Claimant that it shall not directly or indirectly challenge, object to, or attack, or directly or indirectly seek to minimize, impair, prime (including attempting to obtain a lien senior in priority to the lien of any Collateral Agent in any Insolvency Proceeding), disallow or avoid (including as to all of the foregoing without limitation, by proposing a plan of reorganization or other formal or informal restructuring of the financial affairs of any Debtor that provides for any such impairment, priming, disallowance, etc.) either: (i) any security interest or lien to the extent that it secures any Claim or (ii) the entitlement of any Claimant to recover the full amount of its Claim according to the terms stated in the Underlying Transactional Documents relating to such Claim.

     26. Waiver of Right to Require Marshaling. Each Claimant and each Representative hereby expressly waives any right that it otherwise might have to require any Collateral Agent or any other Claimant or Representative to marshal Assets or to resort to Collateral in any particular order or manner, whether provided for by common law or statute, provided that this paragraph shall not override any specific provision of this Agreement. Neither any Collateral Agent nor any Claimant nor Representative shall be required to enforce any guaranty or any security interest or lien given by any Person other than a Debtor as a condition precedent or concurrent to the taking of any enforcement action with respect to the Collateral.

     27. Perfection of Possessory Liens and Security Interests. For the limited purpose of perfecting liens or security interests in those types or items of Collateral in which a lien or security interest may be perfected by possession, each Collateral Agent hereby appoints each other Collateral Agent and each Claimant and Representative, and each Claimant and Representative hereby appoints each other Claimant and Representative, as its agent for the limited purpose of possessing on its behalf any such Collateral that may come into the possession of such other Claimant from time to time, and each Claimant agrees to act as each other's agent, and as such Collateral Agent's agent, for such limited purpose of perfecting the other's lien or security interest by possession through an agent, provided that no Claimant or Representative shall incur any liability to such Collateral Agent or any other Claimant or Representative by virtue of acting as another's agent hereunder, and any Claimant or Representative may relinquish possession of Collateral in its possession without the consent of any other Claimant, without the consent of such Collateral Agent, and without incurring liability to such Collateral Agent or any other Claimant or Representative, unless there is an express written agreement to the contrary in effect between such Collateral Agent and the affected Claimants or Representatives.

     28. Amendments, Modifications, and Increases. Each Claimant and Representative may enter into amendments, modifications, supplements, renewals, replacements, restatements, or extensions of its Underlying Transactional Documents with Debtors, without in any way affecting their respective rights and obligations under this Agreement; provided that, neither subparagraphs (f), (g) and (i) of the definition of Permitted Dispositions, nor the defined terms used therein, nor Section 7.4, of the Revolving Loan Agreement may be amended without the express written consent of the Secured PIK/Term Agent; provided further that neither subparagraphs (f), (g) and (i) of the definition of Permitted Dispositions, nor the defined terms used therein, nor Section 6.04, of the Secured PIK/Term Credit Agreement may be amended without the express written consent of the Revolver Agent; provided further that until all Revolver Obligations have been fully terminated as provided in the following section, no financial covenants, cross-default provisions, change of control provisions or the like may be added to the Secured PIK/Term Loan Documents in addition to such financial covenants, cross default provisions, change of control provisions and the like contained therein on the date of this Agreement, unless similar financial covenants, cross-default provisions, change of control provisions or the like have been added to the Revolving Loan Agreement and such financial covenants, cross-default provisions and the like are less restrictive than those added to the Revolving Loan Agreement (except change of control provisions which shall be identical) by a margin (as determined on a basis acceptable to the Revolver Agent) reflective of the margin for other financial covenants, cross-default provisions and the like in place as of the date of this Agreement, and provided further that until all Revolver Obligations have been fully terminated as provided in the following section, the Secured PIK/Term Loan Documents may not hereafter be amended so as to impose greater financial performance or payment obligations (including, without limitation, provisions dealing with mandatory prepayments from excess cash flow of Debtors) and/or more restrictive limitations upon Debtors (by revision of the financial covenants, cross-default provisions or the like or revision of the defined terms bearing upon the same), unless the Revolving Loan Agreement has been amended to impose financial performance or payment obligations and/or limitations upon Debtors which are more restrictive (by a margin reflective of those in effect for other such provisions as of the date of this Agreement and otherwise acceptable to Revolving Agent) than the proposed amendments to the Secured PIK/Term Loan Documents; and provided further that nothing herein constitutes a waiver by any Claimant of the requirement that Debtors comply with the covenants of the Underlying Transactional Documents. Should any Claimant cease extending further credit to Debtors, this Agreement nevertheless shall continue in effect as to the outstanding Claims of each Claimant until this Agreement is terminated as set forth in the section hereof entitled "Termination."

     29. Termination. This Agreement is a continuing agreement, and, unless each Collateral Agent and all Claimants have specifically consented in writing to its earlier termination, this Agreement shall remain in full force and effect in all respects until such time as all Claims are fully paid in cash or otherwise satisfied in full in accordance with the terms of the relevant Underlying Transactional Documents, none of the Claimants has any further commitment to extend further loans, letters of credit, or other financial accommodations to any Debtor, and each of the Representatives has instructed the relevant Collateral Agent to release or terminate the security interests and liens in favor of such Collateral Agent to the extent that they secure Claims of the group of Claimants represented by such Representative; except that any party may terminate its participation in this Agreement, and (except as otherwise provided hereinabove in the section hereof entitled "Indemnification of Collateral Agents by Claimants" with respect to the survival under certain circumstances of certain indemnities) shall have no further rights, duties, obligations or liabilities following such termination (which shall not affect the rights inter se of the remaining parties as to which this Agreement has not been terminated), by giving notice of such termination to each other remaining party hereto, if each of the following conditions is satisfied: (a) the party giving such notice of termination shall have been paid in full with respect to its Claims, or such Claims shall have been otherwise satisfied in accordance with the terms of the relevant Underlying Transactional Documents; (b) the party giving such notice of termination shall not have any further agreement or commitment to extend further loans, consignments, letters of credit, or other financial accommodations to any Debtor; (c) the party giving such notice of termination shall not have any non-contingent unsatisfied obligations or liabilities under this Agreement; and (d) the party giving such notice of termination shall acknowledge in such notice that it waives and relinquishes any claim of any security interest or lien in any of the Collateral.

     30. Modifications in Writing. No amendment, modification, supplement, termination, consent, or waiver of or to any provision of this Agreement nor any consent to any departure therefrom shall in any event be effective unless the same shall be in writing and signed by or on behalf of the parties to be bound thereby. Without limiting the generality of the foregoing, any Claimants or Representatives may modify their rights inter se without the necessity of obtaining the consent of any other Person, but any such modification of rights shall not modify the rights or obligations hereunder of any Person not a party to any such agreement. Any waiver of any provision of this Agreement, or any consent to any departure from the terms of any provisions of this Agreement, shall be effective only in the specific instance and for the specific purpose for which given. If less than all of the parties hereto should enter into a written agreement modifying their rights inter se, they will endeavor to provide copies of such modification to all other parties hereto, but will have no liability for any failure to do so.

     31. Waivers; Failure or Delay. No failure or delay on the part of any party hereto in the exercise of any power, right, remedy, or privilege under this Agreement shall impair such power, right, remedy, or privilege or shall operate as a waiver thereof; nor shall any single or partial exercise of any such power, right, remedy or privilege preclude any other or further exercise of any other power, right, remedy or privilege. The waiver of any such right, power, remedy, or privilege with respect to particular facts and circumstances shall not be deemed to be a waiver with respect to other facts and circumstances.

     32. Cross-Defaults. If an acceleration of the maturity of the subject loan, an Event of Default or an Unmatured Event of Default arising under an Underlying Transactional Document pertaining to a class of Claims is cured, waived, or rescinded, then any Cross-Defaults occasioned by such acceleration, Event of Default or Unmatured Event of Default likewise conclusively shall be deemed to have been cured, waived, or rescinded; and shall not affect any other Event of Default or Unmatured Event of Default that is an independent default and not merely a Cross-Default.

     33. Headings. Section headings used in this Agreement are for convenience of reference only and shall not constitute a part of this Agreement for any purpose or affect the construction of this Agreement.

     34. GOVERNING LAW, CONSENT TO JURISDICTION, AND WAIVER OF RIGHT TO JURY TRIAL. THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF NEW YORK AND THE VALIDITY OF THIS AGREEMENT, AND THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO, SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE PARTIES HERETO CONSENT TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL OR

STATE COURT LOCATED IN NEW YORK COUNTY, NEW YORK, TO ADJUDICATE ANY LEGAL PROCEEDING THAT RELATES TO THIS AGREEMENT, THE INTERPRETATION HEREOF, ANY DISPUTE ARISING HEREUNDER, OR ANY CONTENTION THAT ANY PARTY HERETO HAS BREACHED ANY PROVISION HEREOF. THE PARTIES HERETO EXPRESSLY WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING THAT RELATES TO THIS AGREEMENT, THE INTERPRETATION HEREOF, ANY DISPUTE ARISING HEREUNDER, OR ANY CONTENTION THAT ANY PARTY HERETO HAS BREACHED ANY PROVISION HEREOF, EVEN IF SUCH LEGAL PROCEEDING INCLUDES OTHER CLAIMS THAT DO NOT RELATE TO THIS AGREEMENT.

     35. Severability of Provisions. Any provision of this Agreement which is illegal, invalid, prohibited, or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity, prohibition, or unenforceability without invalidating or impairing the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     36. Complete Agreement. This Agreement is intended by the parties as a final expression of their agreement regarding the subject matter hereof and is intended as a complete statement of the terms and conditions of their agreement regarding the subject matter hereof.

     37. Successors and Assigns. This Agreement is binding upon and inures to the benefit of the successors and assigns of the parties hereto. Each party agrees to maintain a copy of this Agreement together with its copies of the credit documents relating to its Claim. Each Claimant expressly reserves its right to transfer or assign its Claim (subject to any limitation that may exist in any such credit documents), in whole or in part, together with its rights hereunder, provided that, prior to transferring or assigning any interest in its Claim to any Person, each Claimant shall disclose to such Person the existence and contents of this Agreement, shall provide to such Person a complete and legible copy hereof, and shall advise such Person that such Claimant's security interest in or lien on the Collateral, or its beneficial interest in any such lien or security interest held in the name of a Collateral Agent, is subject to the terms hereof.

     38. Attorneys Fees and Disbursements. In the event of any dispute concerning the meaning or interpretation of this Agreement that results in litigation, or in the event of any litigation by a party to enforce the provisions hereof, the prevailing party shall be entitled to recover from the non-prevailing party or parties its reasonable attorneys fees and disbursements, and any actual court costs incurred.

     39. Authority of Representatives. Each Representative signing this Agreement does so not only individually but also on behalf of each member of the class of Claimants represented by such Representative. Each Representative represents to each other party hereto that it has the authority to sign, deliver, and perform this Agreement on behalf of each member of the class of Claimants that it purports to represent, and to bind such class of Claimants hereby. Any representation made herein by a Claimant that is not a signatory hereto, and any agreement or undertaking herein of any Claimant that is not a signatory hereto, is made, agreed to, or undertaken on behalf of such Claimant by its Representative.

     40. No Abridgement of Subordination of Debt Provisions. Nothing herein shall diminish, defeat, amend, modify or abridge any subordination of debt agreement, turnover of payments or distributions agreement, waiver or postponement of subrogation or reimbursement agreement, or other like agreement that may have been made by any Claimant or any Representative in favor of any other Person, it being intended that this Agreement relates only to priorities of liens and security interests, distribution of Collections and other "proceeds" (as defined in the UCC) of Collateral, control of the manner of exercise of rights and remedies with respect to Collateral, and other related matters expressly covered by the terms hereof, and does not affect any contractual arrangements that may exist among some or all of the parties and/or other Persons with respect to subordination of right to receive payment of debt, or turnover of payments or distributions received in contravention of any such Agreement.

     41. No Implication That Secured Term Claims and Secured PIK Claims Are
Not Pari Passu. Nothing in this Agreement shall be construed or interpreted to provide that the Claims of the Secured Term Claimants are anything other than on a pari passu basis with the Claims of the Secured PIK Claimants; provided that nothing in this section shall affect: (a) the provisions hereof with respect to the priorities of security interests and liens, sharing of Collateral and Collections, and the control of exercise of rights and remedies; (b) any agreements that may exist among Claimants outside of this Agreement (without implying that there are any); and (c) the potential effect of equitable principles such as equitable subordination (without implying that such equitable principles would or should be applicable in any circumstances).

     42. Agreement to Enter Into Future Equivalent Agreements in Certain Circumstances. Should any Claimant or class of Claimants transfer its or their Claims, or should such Claims be refinanced, renewed, replaced or extended, it is intended that this Agreement will bind successors, assigns and replacements of the parties. Should it become necessary or desirable, however, to execute a new agreement containing substantive terms equivalent to those of this Agreement in all material respects (although the form of such new agreement or the parties thereto may be different), to reflect such a realignment of parties, each party hereto agrees to execute such a new agreement if requested to do so.

     43. Counterparts. This Agreement may be executed and delivered in counterparts, including facsimile counterpart signatures (to be followed in due course by delivery of original signature counterparts), shall be effective when each party has delivered its counterpart signature, and all counterparts taken together shall be deemed a single original agreement.

     44. Expenses of Collateral Agents and Subagents. Debtors, other than the Canadian Guarantors, and each of them, jointly and severally, and the Canadian Guarantors severally (and not jointly and severally), shall reimburse any Collateral Agent or any Subagent on demand for any reasonable costs and expenses incurred (with respect to each Canadian Guarantor, attributable to such Canadian Guarantor or its specified Borrower) by such Collateral Agent(s) or any Subagent in connection with the execution, delivery, administration, amendment, workout, or enforcement of this Agreement or any of the Security Documents, or in connection with the creation, attachment, perfection, release, termination, monitoring, enforcement, or foreclosure of any lien or security interest on any of the Collateral, including without limitation any costs and expenses incurred in connection with any aspect of any bankruptcy or insolvency proceeding affecting any Debtor (with respect to each Canadian Guarantor, attributable to such Canadian Guarantor or its specified Borrower), and including without limitation reasonable fees and disbursements of attorneys, accountants, appraisers, consultants, and outside advisors and experts, protective advances relating to Collateral, and other reasonable out-of-pocket expenditures made pursuant to or permitted by this Agreement or the Security Documents.

     45. Indemnity of Collateral Agents and Subagents by Debtors. In addition to the payment of expenses pursuant to the preceding section of this Agreement Debtors, other than the Canadian Guarantors, and each of them, jointly and severally, agree to, and the Canadian Guarantors severally agree to, indemnify, exonerate, pay, and hold harmless the Collateral Agents and Subagents, and the officers, directors, employees and agents of and counsel to each of them (collectively the "Indemnitees" and individually an "Indemnitee") from and against any and all liabilities, obligations, losses, damages, actions, causes of action, judgments, suits, claims, costs, expenses, and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative, or judicial proceeding, whether or not such Indemnitee shall be designated a party thereto), which may be imposed on, incurred by, or asserted against such Indemnitee, in any manner relating to or arising out of the actions or inactions of any Collateral Agent or any Subagent with respect to this Agreement or the Security Documents, or the consummation of the transactions contemplated hereby and thereby (the "Indemnified Liabilities"); provided, however, that Debtors shall have no obligation hereunder with respect to Indemnified Liabilities arising from the gross negligence or willful misconduct of any such Indemnitee. Each Indemnitee will promptly notify Debtors of each event of which it has knowledge that may give rise to a claim under the indemnification provisions of this section. If any investigative, judicial, or administrative proceeding arising from any of the foregoing is brought against any Indemnitee indemnified or intended to be indemnified pursuant to this section, Debtors, to the extent and in the manner directed by the Indemnitee or intended Indemnitee, will resist and defend such action, suit, or proceeding or cause the same to be resisted and defended by counsel designated by Debtors (which counsel shall be reasonably satisfactory to the Indemnitee or intended Indemnitee). Each Indemnitee will use its best efforts to cooperate in the defense of any such action, writ, or proceeding. To the extent that the undertaking to indemnify, pay, and hold harmless set forth in this section may be unenforceable because it is violative of any law or public policy, Debtors shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under the applicable law. The obligations of Debtors under this section shall survive the termination of this Agreement and the Security Documents and the discharge of Debtors' other obligations hereunder and thereunder. The indemnities set forth herein are intended to include indemnification against the stated matters notwithstanding the fact that such matters resulted from the negligence (other than gross negligence) of an Indemnitee.

     46. Credit Bids. In connection with any disposition of Collateral, the relevant Collateral Agent or Subagent may credit bid Claims of any class only to the extent that (a) the Representative of such class of Claims has authorized such credit bid, and (b) if the Claims of such class are junior in priority to the Claims of other class(es), the Representative(s) of such senior class(es) shall have authorized the credit bidding of such senior class(es) of Claims.

     47. Financial Assistance. Any other provision of this Agreement or any of the Underlying Transactional Documents to the contrary notwithstanding, no Canadian Guarantor shall have any direct liability under this Agreement in respect of the obligations or default of any other Debtor that is not a Specified Borrower (as defined in the Revolving Guaranty) of such Canadian Guarantor. Nothing in this Agreement or any of the Underlying Transactional Documents shall require or permit (i) the application of a payment made by a Canadian Guarantor or (ii) the proceeds of collateral pledged by a Canadian Guarantor, except on account of the obligation of such Canadian Guarantor.

     48. Effective Date. Notwithstanding that this Agreement is expressed to be dated as of March 31, 2000, it is agreed that this Agreement shall be deemed to be delivered on and take effect as and from the Closing Date.

                  [Remainder of page left intentionally blank.]

         IN WITNESS WHEREOF, the parties hereto have entered into this Agreement as of the date first set forth above, intending to be legally bound hereby.

                                 PHILIP SERVICE CORPORATION
                                 a Delaware Corporation, as one of the Debtors

                                 By  /s/ Colin Soule
                                    ---------------------------------------
                                 Title Corporate Secretary
                                       ------------------------------------
                                 Address for notices:

                                 ------------------------------------------

                                 ------------------------------------------


                                 Attn: Chief Financial Officer

                                 Telephone:
                                           -----------------------
                                 Facsimile:
                                           -----------------------

                                 GRS/LAKE CHARLES, LTD.,
                                 a Louisiana limited partnership,
                                 as one of the Debtors

                                 By /s/ Colin Soule
                                    ---------------------------------------
                                    Colin Soule
                                 Corporate Secretary of
                                 Allwaste Recovery Systems, Inc.
                                 General Partner

                                 Address for notices:

                                 ------------------------------------------

                                 ------------------------------------------


                                 Attn: Chief Financial Officer

                                 Telephone:
                                           -----------------------
                                 Facsimile:
                                           -----------------------

                                 GEORGIA RECOVERY SYSTEMS,
                                 a Georgia partnership, as one of the Debtors

                                 By /s/ Colin Soule
                                    ---------------------------------------
                                    Colin Soule
                                 Corporate Secretary of
                                 Allwaste Recovery Systems, Inc.
                                 General Partner


                                 Address for notices:

                                 ------------------------------------------

                                 ------------------------------------------


                                 Attn: Chief Financial Officer

                                 Telephone:
                                           -----------------------
                                 Facsimile:
                                           -----------------------

RESI ACQUISITION (DELAWARE)           21ST CENTURY ENVIRONMENTAL
CORPORATION,                          MANAGEMENT, INC. OF NEVADA,
a Delaware corporation                a Nevada corporation

21ST CENTURY ENVIRONMENTAL            ACE/ALL WASTE ENVIRONMENTAL
MANAGEMENT, INC. OF RHODE             SERVICES OF INDIANA, INC.,
ISLAND,                               an Illinois corporation
a Rhode Island corporation

ADVANCED ENVIRONMENTAL                ALLIES STAFFING LTD.,
SYSTEMS, INC.,                        an Ontario corporation
a New York corporation

ALLWASTE TANK CLEANING, INC.,         ALL SAFETY AND SUPPLY INC.,
a Georgia corporation                 a Texas corporation

ALLWORTH, INC.,                       ALLWASTE RECOVERY SYSTEMS, INC.,
an Alabama Corporation                a Georgia corporation

ALRC, INC.,                           APLC, INC.,
a Delaware corporation,               a Delaware corporation,

ARC DUST PROCESSING (BARBADOS)        PHILIP SERVICES/BIRMINGHAM,
LIMITED,                              INC.,
a Barbados corporation                an Alabama corporation

BURLINGTON ENVIRONMENTAL INC.,        BURLINGTON ENVIRONMENTAL INC.,
a Delaware corporation                a Washington corporation

CAPPCO TUBULAR PRODUCTS USA, INC.,    CHEM-FAB, INC.,
a Georgia corporation                 a Texas corporation

CHEM-FREIGHT, INC.,                   CHEMICAL POLLUTION CONTROL,
an Ohio corporation                   INC. OF NEW YORK - A 21ST CENTURY
                                      ENVIRONMENTAL MANAGEMENT
                                      COMPANY
                                      a New York corporation

CHEMICAL POLLUTION CONTROL,           CHEMICAL RECLAMATION
INC. OF FLORIDA - A 21ST CENTURY      SERVICES, INC.,
ENVIRONMENTAL MANAGEMENT              a Texas corporation
COMPANY
a Florida corporation

COUSINS WASTE CONTROL
CORPORATION,
an Ohio corporation
                                      By:  /s/ Colin Soule
                                          ------------------------------
                                           Colin Soule
                                      Corporate Secretary of the
                                      above corporations

CYANOKEM INC.,                        DEEP CLEAN, INC.,
a Michigan corporation                a Michigan Corporation

DELTA MAINTENANCE, INC.,              HARTNEY CORPORATION,
a Louisiana corporation               a Nevada corporation

1ST HOLDING CORP.,                    INDUSTRIAL SERVICES
a Colorado corporation                TECHNOLOGIES, INC.,
                                      a Colorado corporation

LUNTZ ACQUISITION (DELAWARE)          JESCO INDUSTRIAL SERVIDCES, INC.,
CORPORATION,                          a Kentucky corporation
a Delaware corporation

LUNTZ CORPORATION,                    NORTHLAND ENVIRONMENTAL, INC.,
a Delaware corporation                a Delaware corporation

NORTRU, INC.,                         NORTRU, LTD.,
a Michigan corporation                an Ontario corporation.

ONEIDA ASBESTOS ABATEMENT INC.,       ONEIDA ASBESTOS REMOVAL, INC.,
a Delaware corporation                a New York corporation

PHILIP AUTOMOTIVE, LTD.,              PHILIP ANALYTICAL SERVICES, INC.,
a Pennsylvania corporation.           an Ontario corporation

PHILIP CHEMI-SOLV, INC.,              PHILIP CORROSION SERVICES, INC.,
a Texas corporation                   a Nevada corporation

PHILIP ENVIRONMENTAL SERVICES         PHILIP ENVIRONMENTAL SERVICES,
CORPORATION,                          INC.,
a Missouri corporation                a Delaware corporation

PHILIP HYDRO-ENGINEERRING &           PHILIP ENVIRONMENTAL
SERVICES, INC.,                       (WASHINGTON) INC.,
a Texas corporation                   a Washington Corporation

PHILIP INDUSTRIAL SERVICES (USA)
INC.,
a Delaware corporation

                                      By:  /s/ Colin Soule
                                          ------------------------------
                                           Colin Soule
                                      Corporate Secretary of the
                                      above corporations

PHILIP INDUSTRIAL SERVICES            PHILIP INDUSTRIAL SERVICES OF
GROUP, INC.,                          TEXAS, INC.,
a Delaware corporation                a Texas corporation

PHILIP INTERNATIONAL                  PHILIP INVESTIIIENT CORP.,
DEVELOPMENT INC.,                     an Ontario corporation
a Barbados corporation

PHILIP/J.D. MEAGHER, INC.,            PHILIP MECHANICAL SERVICES
a Massachusetts corporation           OF LOUISIANA, INC.,
                                      a Louisiana corporation

PHILIP METALS (NEW YORK), INC.,       PHILIP METALS (USA), INC.,
a New York corporation                an Ohio corporation

PHILIP METALS, INC.,                  PHILIP METALS RECOVERY (USA)
an Ohio corporation                   INC.,
                                      an Arizona corporation

PHILIP OIL RECYCLING, INC.,           PHILIP PLANT SERVICES, INC.,
a North Dakota corporation            a Delaware corporation

PHILIP RECLAMATION SERVICES,          PHILIP REFRACTORY SERVICES, INC.,
HOUSTON, INC.,                        a Nevada corporation
a Texas corporation

PHILIP SCAFFOLD CORPORATION,          PHILIP/SECO INDUSTRIES, INC.,
a Colorado corporation                a Louisiana corporation

PHILIP SERVICES INC.,                 PHILIP SERVICES
an Ontario corporation                (PENNSYLVANIA), INC.,
                                      a Pennsylvania corporation

PHILIP SERVICES/ATLANTA, INC.,        PHILIP SERVICES HAWAII, LTD.,
a Georgia corporation                 a Hawaii corporation

PHILIP SERVICES CECATUR INC.,         PHILIP SERVICES CECATUR.
a Delaware corporation                HOLDINGS LLC,
                                      a Delaware limited liability company

PHILIP SERVICES (INTERNATIONAL),      PHILIP SERVICES/LOUISIANA,
INC.,                                 INC.,
a Delaware corporation                a Louisiana corporation

                                      By:  /s/ Colin Soule
                                          ------------------------------
                                           Colin Soule
                                      Corporate Secretary of the
                                      above corporations

PHILIP SERVICES/MISSOURI, INC.,       PHILIP SERVICES/MOBILE, INC.,
a Delaware corporation                an Alabama corporation.

PHILIP SERVICES/NORTH ATLANTIC,       PHILIP SERVICES/NORTH CENTRAL,
INC. a Delaware corporation           INC., an Iowa corporation

PHILIP SERVICES/OHIO, INC.,           PHILIP SERVICES/OKLAHOMA, INC.,
an Ohio corporation                   a Oklahoma corporation

PHILIP SERVICES PHENCORP              PHILIP SERVICES (PHENCORP) LLC,.
INTERNATIONAL INC.,                   a Delaware limited liability company
a Delaware corporation.

PHILIP SERVICES/SOUTH CENTRAL,        PHILIP SERVICES/SOUTHWEST, INC.,
INC.,                                 an Arizona corporation
a Colorado corporation

PHILIP ST, INC.,                      PHILIP ST PIPING, INC.,
a Texas corporation                   a Texas corporation

PHILIP TECHNICAL SERVICES, INC.,      PHILIP TRANSPORTATION AND
a Texas corporation                   REMEDIATION, INC.,
                                      a California corporation

PHILIP WEST INDUSTRIAL SERVICES,
INC.,                                 PHILIP/WHITING, INC.,
a California corporation              a Delaware corporation

PIPING COMPANIES, INC.,               PIPING HOLDINGS CORP.,
an Oklahoma corporation               an Oklahoma corporation

PIPING MECHANICAL CORPORATION,        PSC ENTERPRISES, INC.,
a Colorado corporation                a Delaware corporation

RECYCLAGE D'ALUMINIUM QUEBEC          REPUBLIC ENVIRONMENTAL
INC./QUEBEC ALUMINUM RECYCLING INC.,  SYSTEMS (PENNSYLVANIA), INC.,
a Canadian corporation                a Pennsylvania corporation

REPUBLIC ENVIRONMENTAL                REPUBLIC ENVIRONMENTAL
RECYCLING (NEW JERSEY), INC.,         SYSTEMS (TRANSPORTATION
a New Jersey corporation              GROUP), INC.,
                                      a Pennsylvania corporation

REPUBLIC ENVIRONMENTAL
SYSTEMS (TECHNICAL SERVICES
GROUP), INC.,
a New Jersey corporation

                                      By:  /s/ Colin Soule
                                          ------------------------------
                                           Colin Soule
                                      Corporate Secretary of the
                                      above corporations

RHO-CHEM CORPORATION,                 RMF GLOBAL, INC.,
a California corporation              an Ohio corporation

RMF INDUSTRIAL CONTRACTING,           SERV-TECH EPC, INC.,
INC.,                                 a Nevada corporation
a Michigan corporation

SERV-TECH INTERNATIONAL SALES,        SERVTECH CANADA, INC.,
INC.,                                 a Canada corporation
U.S. Virgin Islands corporation

SERV-TECH SERVICES, INC.,             SOLVENT RECOVERY CORPORATION,
a Texas corporation                   a Missouri corporation.

TERMINAL TECHNOLOGIES, INC.,          ST DELTA CANADA, INC.,
a Texas corporation                   an Ontario corporation

TOTAL REFRACTORY SYSTEMS, INC.,       THERMALKEM, INC.,
a Nevada corporation                  a Delaware corporation

UNITED INDUSTRIAL MATERIALS,
INC.,
a Nevada corporation                  By:  /s/ Colin Soule
                                         ---------------------------
                                           Colin Soule
                                      Corporate Secretary of the
                                      above corporations

                                      FOOTHILL CAPITAL CORPORATION, a
                                      California corporation,
                                      as the Revolver Agent

                                      By     /s/ Brian Duffy
                                            ------------------------------

                                      Title  Vice President
                                            ------------------------------

                                      Address for notices:

                                      11111 Santa Monica Boulevard, Suite 1500
                                      Los Angeles, CA 90025
                                      Attn: Business Finance Division Manager
                                      Telephone: (310) 996-7000
                                      Facsimile: (310) 575-3435

RESOURCE RECOVERY                     RHO-CHEM CORPORATION,
CORPORATION,                          a California corporation
a Washington corporation

RMF GLOBAL, INC.,                     RMF INDUSTRIAL CONTRACTING,
an Ohio corporation                   INC.,
                                      a Michigan corporation

SERVTECH CANADA, INC.,                SERV-TECH EPC, INC.,
a Canada corporation                  a Nevada corporation

SERV-TECH INTERNATIONAL SALES,        SERV-TECH SERVICES, INC.,
INC.,                                 a Texas corporation
U.S. Virgin Islands corporation

SOLVENT RECOVERY CORPORATION,         ST DELTA. CANADA, INC.,
a Missouri corporation                an Ontario corporation

TERMINAL TECHNOLOGIES, INC.,          THERIIZALILEM, INC.,
a Texas corporation                   a Delaware corporation

TOTAL REFRACTORY SYSTEMS, INC.,       UNITED INDUSTRIAL MATERIALS,
a Nevada corporation                  INC.,
                                      a Nevada corporation


                                      By:  /s/ Colin Soule
                                          ------------------------------
                                           Colin Soule
                                      Corporate Secretary of the
                                      above corporations

                                       FOOTHILL CAPITAL CORPORATION, a
                                       California corporation,
                                       as the Revolver Agent

                                       By  /s/ Brian Duffy
                                          ----------------------------------

                                       Title  Vice President
                                            --------------------------------

                                       Address for notices:

                                       11111 Santa Monica Boulevard, Suite 1500
                                       Los Angeles, CA 90025
                                       Attn: Business Finance Division Manager
                                       Telephone: (310) 996-7000
                                       Facsimile: (310) 575-3435

                                      CANADIAN IMPERIAL BANK OF
                                      COMMERCE, as the Secured PIK/Term Agent

                                      By  /s/ A.C. Becker
                                         ------------------------------------

                                      Title  General Manager
                                            ---------------------------------

                                      Address for notices:

                                      Commerce Court West, 6th Floor
                                      Toronto, Ontario M5L 1A2
                                      Attn: Risk Management Division

                                      Telephone: (416) 980-2211
                                      Facsimile: (416) 861-3602

                                      FOOTHILL CAPITAL CORPORATION, a
                                      California corporation,
                                      as Tranche A Collateral Agent


                                      By  /s/ Brian Duffy
                                         ----------------------------------

                                      Title  Vice President
                                           --------------------------------

                                      Address for notices:

                                      11111 Santa Monica Boulevard, Suite 1500
                                      Los Angeles, CA 90025
                                      Attn: Business Finance Division Manager

                                      Telephone: (310) 996-7000
                                      Facsimile: (310) 575-3435

                                      CANADIAN IMPERIAL BANK OF
                                      COMMERCE, as the Secured PIK/Term Agent

                                      By  /s/ A.C. Becker
                                          -----------------------------------

                                      Title    General Manager
                                            ---------------------------------

                                      Address for notices:

                                      Commerce Court West, 6th Floor
                                      Toronto, Ontario M5L 1A2
                                      Attn: Risk Management Division

                                      Telephone: (416) 980-2211
                                      Facsimile: (416) 861-3602


                                      FOOTHILL CAPITAL CORPORATION, a
                                      California corporation,
                                      as Tranche A Collateral Agent


                                      By  /s/ Brian Duffy
                                         ----------------------------------

                                      Title  Vice President
                                           --------------------------------

                                      Address for notices:

                                      11111 Santa Monica Boulevard, Suite 1500
                                      Los Angeles, CA 90025
                                      Attn: Business Finance Division Manager

                                      Telephone: (310) 996-7000
                                      Facsimile: (310) 575-3435

                                      FOOTHILL CAPITAL CORPORATION, a
                                      California corporation,
                                      as Tranche B Collateral Agent


                                      By  /s/ Brian Duffy
                                         ----------------------------------

                                      Title  Vice President
                                           --------------------------------

                                      Address for notices:

                                      11111 Santa Monica Boulevard, Suite 1500
                                      Los Angeles, CA 90025
                                      Attn: Business Finance Division Manager

                                      Telephone:  (310) 996-7000
                                      Facsimile:  (310) 575-3435

                                      FOOTHILL CAPITAL CORPORATION, a
                                      California corporation,
                                      as PIK Lender Collateral Agent

                                      By  /s/ Brian Duffy
                                         ----------------------------------

                                      Title  Vice President
                                           --------------------------------

                                      Address for notices:

                                      11111 Santa Monica Boulevard, Suite 1500
                                      Los Angeles, CA 90025
                                      Attn: Business Finance Division Manager

                                      Telephone:   (310) 996-7000
                                      Facsimile:   (310) 575-3435

                                      FOOTHILL CAPITAL CORPORATION, a
                                      California corporation,
                                      as Term Lender Collateral Agent

                                      By  /s/ Brian Duffy
                                         ----------------------------------

                                      Title  Vice President
                                           --------------------------------

                                      Address for notices:

                                      11111 Santa Monica Boulevard, Suite 1500
                                      Los Angeles, CA 90025
                                      Attn: Business Finance Division Manager

                                      Telephone:   (310) 996-7000
                                      Facsimile:   (310) 575-3435